Exhibit 10.1

Execution Version

EV Energy Partners, L.P.

restructuring support agreement March 13, 2018

This Restructuring Support Agreement (together with the exhibits and schedules attached hereto, which includes, without limitation, the Restructuring Term Sheet and the RBL Term Sheet (each as defined below), as each may be amended, restated, supplemented, or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”),1 dated as of March 13, 2018, is entered into by and among: (i) EV Energy Partners, L.P. (“EVEP”), EV Energy GP, LP EV Management LLC, and certain of EVEP’s wholly owned subsidiaries (such entities, each a “Debtor” and, collectively, the “Debtors”);2 (ii) the undersigned holders or investment managers for certain funds and/or managed accounts that are holders of senior notes (the “Noteholders”) issued pursuant to that certain Indenture, dated as of March 22, 2011 (as amended, restated, modified, supplemented, or replaced from time to time prior to the Petition Date, the “Indenture”), for the 8.0% Senior Notes due 2019 (the “Notes”) among EVEP, EV Energy Finance Corp., each of the guarantors party thereto, and U.S. Bank National Association, as indenture trustee (the “Notes Trustee”) that are (and any Noteholder that may become in accordance with Section 15 and/or Section 16 hereof) signatories hereto (collectively, the “Consenting Noteholders”); (iii) the lenders (collectively, the “RBL Lenders”) party to that reserve-based lending facility (the “RBL Facility”) arising under that certain Second Amended and Restated Credit Agreement dated as of April 26, 2011 (as amended, restated, modified, supplemented, or replaced from time to time prior to the Petition Date, the “Credit Agreement”) by and among EVEP, EV Properties, L.P., as borrower, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “RBL Agent”), BNP Paribas and Wells Fargo, National Association, as co-syndication agents, BBVA Compass and Citibank, N.A., as co-documentation agents, and the guarantors party thereto (as may be amended and restated, or otherwise modified from time to time the “RBL Credit Agreement”) that are (and any that may become in accordance with Section 15 and/or Section 16 hereof) signatories hereto (collectively, the “Consenting RBL Lenders”)3; and (iv) EnerVest, Ltd. (“EnerVest”), and EnerVest Operating, L.L.C. (collectively, the “EnerVest Parties”). This Agreement collectively refers to the Debtors, the Consenting Noteholders, the Consenting RBL Lenders, and the EnerVest Parties as the “Parties” and, each individually, as a “Party.”

[1]	Unless otherwise noted, capitalized terms used but not immediately defined herein shall have the meanings ascribed to them at a later point in this Agreement, the Restructuring Term Sheet, or the RBL Term Sheet.

[2]	Until the occurrence of an RSA Termination Date, every entity that is a Debtor (as defined below) shall be a party to this Agreement.

[3]	For the purposes of this Agreement, the term “Consenting RBL Lender” shall mean the business unit defined in the signature blocks appended hereto for such RBL Lender.

RECITALS

WHEREAS, the Parties have engaged in good faith, arm’s-length negotiations regarding restructuring transactions (the “Restructuring”) pursuant to the terms and conditions set forth in this Agreement, including a joint pre-packaged plan of reorganization for the Debtors (the “Pre-Packaged Plan”) on terms consistent in all respects with: (a) the restructuring term sheet attached hereto as Exhibit A (as may be amended, restated, supplemented, or otherwise modified from time to time in accordance with this Agreement, the “Restructuring Term Sheet”) and (b) the term sheet attached hereto as Exhibit B (as may be amended, restated, supplemented, or otherwise modified from time to time in accordance with this Agreement the “RBL Term Sheet), each as incorporated herein by reference pursuant to Section 2 hereof;

WHEREAS, it is anticipated that the Restructuring will be implemented through jointly-administered voluntary cases commenced by the Debtors (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101–1532 (as amended, the “Bankruptcy Code”), in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), and pursuant to the Pre-Packaged Plan, which will be filed by the Debtors in the Chapter 11 Cases;

NOW, THEREFORE, in consideration of the promises, mutual covenants, and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Parties, intending to be legally bound, hereby agrees as follows:

AGREEMENT

1.          RSA Effective Date. This Agreement shall become effective, and the obligations contained herein shall become binding upon the Parties, upon the first date (such date, the “RSA Effective Date”) that (i) this Agreement has been executed by (a) each Debtor; (b) Consenting Noteholders holding, in aggregate, at least 66 2/3% in principal amount outstanding of all Notes Claims;4 (c) Consenting RBL Lenders holding, in aggregate, at least 66 2/3% in principal amount outstanding of all RBL Claims5; and (d) each of the EnerVest Parties and (ii) all of the outstanding fees and expenses incurred and invoiced as of the date of this Agreement that are required to be paid under Section 7(c) shall have been paid.

2.          Exhibits and Schedules Incorporated by Reference. Each of the exhibits attached hereto (and any schedules to such exhibits) (collectively, the “Exhibits and Schedules”) is expressly incorporated herein and made a part of this Agreement, and all references to this Agreement shall include the Exhibits and Schedules. In the event of any inconsistency between this Agreement (without reference to the Exhibits and Schedules) and the Exhibits and Schedules, this Agreement (without reference to the Exhibits and Schedules) shall govern.

[4]	“Notes Claims” shall mean all Claims (as defined in the Bankruptcy Code) and obligations arising under or related to the Notes.

[5]	“RBL Claims” shall mean all Claims (as defined in the Bankruptcy Code) and obligations arising under or related to the RBL Facility.

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3.          Restructuring Documents. The definitive documents and agreements governing the Restructuring (the “Restructuring Documents”) shall include: (a) the Pre-Packaged Plan (and all exhibits thereto) and the confirmation order with respect to the Pre-Packaged Plan (the “Confirmation Order”); (b) the related disclosure statement (and all exhibits thereto) with respect to the Pre-Packaged Plan (the “Disclosure Statement”); (c) the solicitation materials with respect to the Pre-Packaged Plan (collectively, the “Solicitation Materials”); (d) the interim order approving the Debtors use of cash collateral (the “Interim Cash Collateral Order”) and the final order approving the Debtors’ use of cash collateral (the “Final Cash Collateral Order,” and together with the Interim Cash Collateral Order, the “Cash Collateral Orders”); (e) the Amended RBL Credit Agreement; (f) documents in respect of the Alternative Term Loan Facility (as defined in the Restructuring Term Sheet) (if necessary); (g) the New Warrant Agreement and the New Warrants (each as defined in the Restructuring Term Sheet); (h) the organizational and governance documents for the Reorganized Debtors (and/or any new entity created as part of the Restructuring), including, as applicable, certificates of incorporation, certificates of formation or certificates of limited partnership (or equivalent organizational documents), bylaws, limited liability company agreements, limited partnership agreements, shareholders agreements, operating agreements (or equivalent governing documents) and/or registration rights agreements (collectively, the “Corporate Governance Documents”); (i) the New Omnibus Agreement (as defined in the Restructuring Term Sheet); (j) any agreements governing the MIP (as defined in the Restructuring Term Sheet); (k) such other definitive documentation relating to the Restructuring as is necessary or desirable to consummate the Restructuring and the Pre-Packaged Plan; and (l) any other agreement, instruments, pleadings seeking or responding to a request for substantive relief, orders and/or documents seeking substantive relief (including substantive “first day” motions and the related orders) that are filed by the Debtors in the Chapter 11 Cases (including any exhibits, amendments, modifications or supplements made thereto from time to time). The Restructuring Documents identified in the foregoing sentence remain subject to negotiation and shall, upon completion, contain terms, conditions, representations, warranties, and covenants consistent in all material respect with the terms of this Agreement. Any document that is included within the definition of “Restructuring Documents,” including any amendment, supplement, or modification thereof, shall be in a form and substance satisfactory to the (i) Debtors, (ii) Noteholders holding more than 50% in principal amount outstanding of the Notes Claims held by the Consenting Noteholders or their transferees pursuant to a valid transfer under this Agreement (“Required Consenting Noteholders”), and (iii) RBL Lenders holding more than 50% in principal amount outstanding of the RBL Claims held by the Consenting RBL Lenders or their transferees pursuant to a valid transfer under this Agreement (“Required Consenting RBL Lenders”) solely with respect to (1) the documents listed in parts (a), (b), (c), (d), (e), and (f) of this section and (2) the documents listed in parts (k) and (l) of this section that have a material impact on the RBL Lenders; provided that (x) the New Omnibus Agreement shall be in form and substance satisfactory to the Debtors, the Required Consenting Noteholders and the EnerVest Parties and (y) the Corporate Governance Documents shall be in form and substance satisfactory to the Required Consenting Noteholders in their sole discretion (provided that the Corporate Governance Documents shall also be subject to the consent of the Debtors (which consent shall not be unreasonably withheld, conditioned, or delayed)).

4.          Milestones. As provided in and subject to Section  6, the Debtors shall implement the Restructuring on the following timeline (each deadline, a “Milestone”):

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(a)	the Debtors shall commence the solicitation of votes to accept or reject the Pre-Packaged Plan on or before March 16, 2018 and, in connection with such solicitation, establish a date no later than March 30, 2018 as the deadline to submit votes to accept or reject such Pre-Packaged Plan;

(b)	no later than April 8, 2018, the Debtors shall commence the Chapter 11 Cases by filing bankruptcy petitions with the Bankruptcy Court (such filing date, the “Petition Date”);

(c)	on the Petition Date, the Debtors shall file the Pre-Packaged Plan and Disclosure Statement (excluding any plan supplement or exhibits to the Pre-Packaged Plan);

(d)	no later than (i) the earlier of (x) seven days after the Petition Date and (y) the date that is one Business Day after other customary first day orders are entered by the Bankruptcy Court, the Bankruptcy Court shall have entered the Interim Cash Collateral Order and (ii) 45 days after the Petition Date, the Bankruptcy Court shall have entered the Final Cash Collateral Order;

(e)	no later than 45 days after the Petition Date, the Bankruptcy Court shall have entered the Confirmation Order that has become a Final Order[6]; and

(f)	no later than 75 days after the Petition Date, the Debtors shall consummate the transactions contemplated by the Pre-Packaged Plan (the date of such consummation, the “Effective Date”).

The Debtors may extend a Milestone with the express prior written consent of the Required Consenting Noteholders and the Required Consenting RBL Lenders.

5.          Commitment of Consenting Noteholders. Each Consenting Noteholder shall (severally, and not jointly and severally), solely as it remains the legal owner, beneficial owner, and/or investment advisor or manager of or with power and/or authority to bind any Claims held by it, from the RSA Effective Date until the occurrence of an RSA Termination Date (as defined below):

[6]	“Final Order” means an order or judgment of the Bankruptcy Court (or any other court of competent jurisdiction) entered by the Clerk of the Bankruptcy Court (or such other court) on the docket in the Chapter 11 Cases (or the docket of such other court), which has not been modified, amended, reversed, vacated or stayed and as to which (x) the time to appeal, petition for certiorari, or move for a new trial, stay, reargument or rehearing has expired and as to which no appeal, petition for certiorari or motion for new trial, stay, reargument or rehearing shall then be pending or (y) if an appeal, writ of certiorari, new trial, stay, reargument or rehearing thereof has been sought, such order or judgment of the Bankruptcy Court (or other court of competent jurisdiction) shall have been affirmed by the highest court to which such order was appealed, or certiorari shall have been denied, or a new trial, stay, reargument or rehearing shall have been denied or resulted in no modification of such order, and the time to take any further appeal, petition for certiorari or move for a new trial, stay, reargument or rehearing shall have expired, as a result of which such order shall have become final in accordance with Rule 8002 of the Federal Rules of Bankruptcy Procedure; provided that no order shall fail to be a Final Order solely due to the possibility that a motion pursuant to section 502(j) of the Bankruptcy Code, Rules 59 or 60 of the Federal Rules of Civil Procedure, or Rule 9024 of the Bankruptcy Rules may be filed with respect to such order.

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(a)	support and cooperate with the Debtors to take all commercially reasonable actions necessary to consummate the Restructuring in accordance with the Pre-Packaged Plan and the terms and conditions of this Agreement, the Restructuring Term Sheet, and the RBL Term Sheet (but without limiting consent and approval rights provided in this Agreement or the Restructuring Documents), including: (i) timely voting all of its Claims against, or interests in, as applicable, the Debtors now or hereafter owned by such Consenting Noteholder (or for which such Consenting Noteholder now or hereafter has voting control over) to accept the Pre-Packaged Plan in accordance with the applicable procedures set forth in the Disclosure Statement and the Solicitation Materials upon receipt of Solicitation Materials; (ii) timely returning a duly-executed ballot in connection therewith; and (iii) supporting and not opting out of any releases under the Pre-Packaged Plan;

(b)	not withdraw, amend, or revoke (or cause to be withdrawn, amended, or revoked) its vote with respect to the Pre-Packaged Plan;

(c)	not, directly or indirectly, object to, delay, impede, or take any other action to interfere with the acceptance or implementation of the Restructuring, including, without limitation, (i) initiating or joining any legal proceeding, objecting, directly or indirectly, to the Pre-Packaged Plan or the Restructuring Documents or (ii) negotiating or proposing, filing, supporting, or voting for any other plan, sale, proposal or offer of dissolution, winding up, liquidation, reorganization, merger, or restructuring of EVEP or any of its subsidiaries that is inconsistent with or that would be reasonably likely to prevent, delay, or impede the consummation of the Restructuring;

(d)	not take any action (or encourage or instruct any other party to take any action) in respect of any “Default” or an “Event of Default” under the Indenture that (i) exist as of the RSA Effective Date or (ii) are a result of the commencement of the Chapter 11 Cases or the undertaking of any Debtor hereunder to implement the Restructuring through the Chapter 11 Cases;

(e)	provide prompt written notice to EVEP between the date hereof and the Effective Date of the Pre-Packaged Plan of (i) the occurrence, or failure to occur, of any event of which the occurrence or failure to occur would be reasonably likely to cause (A) any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect, (B) any material covenant contained in this Agreement not to be satisfied in any material respect, or (C) any condition precedent contained in the Pre-Packaged Plan or this Agreement not to occur or become impossible to satisfy, (ii) receipt of any written notice from any third party alleging that the consent of such party is or may be required as a condition precedent to consummation of the transactions contemplated by the Restructuring, (iii) receipt of any written notice from any governmental body that is material to the consummation of the transactions contemplated by the Restructuring, (iv) receipt of any written notice of any proceeding commenced or threatened against any Party that would otherwise affect in any material respect the transactions contemplated by the Restructuring, and (v) any failure of such Consenting Noteholder to comply, in any material respect, with or satisfy any covenant, condition or agreement to be complied with or satisfied by them hereunder as a condition precedent to the consummation of the transactions contemplated by the Restructuring; and

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(f)	not take any other action that is materially inconsistent with its obligations under this Agreement.

Notwithstanding the foregoing, nothing in this Agreement and neither a vote to accept the Pre-Packaged Plan by any Consenting Noteholder nor the acceptance of the Pre-Packaged Plan by any Consenting Noteholder shall (x) be construed to prohibit any Consenting Noteholder from appearing as a party-in-interest in any matter to be adjudicated in the Chapter 11 Cases, so long as, from the RSA Effective Date until the occurrence of an RSA Termination Date applicable to such Consenting Noteholder, such appearance and the positions advocated in connection therewith are not inconsistent with this Agreement and are not for the purpose of hindering, delaying, or preventing the consummation of the Restructuring, (y) affect the ability of any Consenting Noteholder to consult with other Consenting Noteholders or the Debtors or (subject to all terms and conditions of any applicable confidentiality arrangements) the RBL Agent, the RBL Lenders, or the EnerVest Parties, provided that such consultation is not for the purpose of hindering, delaying, or preventing the consummation of the Restructuring, or (z) impair or waive the rights of any Consenting Noteholder to assert or raise any objection permitted under this Agreement in connection with any hearing on confirmation of the Pre-Packaged Plan or in the Bankruptcy Court or prevent such Consenting Noteholder from enforcing this Agreement against the Debtors, the EnerVest Parties, the Consenting RBL Lenders, or any other Consenting Noteholder.

6.          Commitment of Consenting RBL Lenders. Each Consenting RBL Lender shall (severally, and not jointly and severally), solely as it remains the legal owner, beneficial owner, and/or investment advisor or manager of or with power and/or authority to bind any Claims held by it, from the RSA Effective Date until the occurrence of an RSA Termination Date (as defined below):

(a)	support and cooperate with the Debtors to take all commercially reasonable actions necessary to consummate the Restructuring in accordance with the Pre-Packaged Plan and the terms and conditions of this Agreement, the Restructuring Term Sheet, and the RBL Term Sheet (but without limiting consent and approval rights provided in this Agreement or the Restructuring Documents), including: (i) timely vote all of its Claims against, or interests in, as applicable, the Debtors now or hereafter owned by such Consenting RBL Lender (or for which such Consenting RBL Lender now or hereafter has voting control over) to accept the Pre-Packaged Plan in accordance with the applicable procedures set forth in the Disclosure Statement and the Solicitation Materials upon receipt of Solicitation Materials; (ii) timely return a duly-executed ballot in connection therewith; and (iii) support and not opt out of any releases under the Pre-Packaged Plan so long as such Consenting RBL Lender is a beneficiary of such releases;

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(b)	not withdraw, amend, or revoke (or cause to be withdrawn, amended, or revoked) its vote with respect to the Pre-Packaged Plan;

(c)	not, directly or indirectly, object to, delay, impede, or take any other action to interfere with the acceptance or implementation of the Restructuring, including, without limitation, (i) initiating or joining any legal proceeding, objecting, directly or indirectly, to the Pre-Packaged Plan or the Restructuring Documents or (ii) negotiating or proposing, filing, supporting, or voting for any other plan, sale, proposal or offer of dissolution, winding up, liquidation, reorganization, merger, or restructuring of EVEP or any of its subsidiaries that is inconsistent with or that would be reasonably likely to prevent, delay, or impede the consummation of the Restructuring;

(d)	not take any action (or encourage or instruct any other party to take any action) in respect of any “Default” or an “Event of Default” under the Credit Agreement that (i) exist as of the RSA Effective Date or (ii) are a result of the commencement of the Chapter 11 Cases or the undertaking of any Debtor hereunder to implement the Restructuring through the Chapter 11 Cases;

(e)	provide prompt written notice to EVEP between the date hereof and the Effective Date of the Pre-Packaged Plan of (i) the occurrence, or failure to occur, of any event of which the occurrence or failure to occur would be reasonably likely to cause (A) any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect, (B) any material covenant contained in this Agreement not to be satisfied in any material respect, or (C) any condition precedent contained in the Pre-Packaged Plan or this Agreement not to occur or become impossible to satisfy, (ii) receipt of any written notice from any third party alleging that the consent of such party is or may be required as a condition precedent to consummation of the transactions contemplated by the Restructuring, (iii) receipt of any written notice from any governmental body that is material to the consummation of the transactions contemplated by the Restructuring, (iv) receipt of any written notice of any proceeding commenced or threatened against any Party that would otherwise affect in any material respect the transactions contemplated by the Restructuring, and (v) any failure of such Consenting RBL Lender to comply, in any material respect, with or satisfy any covenant, condition or agreement to be complied with or satisfied by them hereunder as a condition precedent to the consummation of the transactions contemplated by the Restructuring; and

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(f)	not take any other action that is materially inconsistent with its obligations under this Agreement.

Notwithstanding the foregoing, nothing in this Agreement and neither a vote to accept the Pre-Packaged Plan by any Consenting RBL Lender nor the acceptance of the Pre-Packaged Plan by any Consenting RBL Lender shall (x) be construed to prohibit any Consenting RBL Lender from appearing as a party-in-interest in any matter to be adjudicated in the Chapter 11 Cases, so long as, from the RSA Effective Date until the occurrence of an RSA Termination Date applicable to such Consenting RBL Lender, such appearance and the positions advocated in connection therewith are not inconsistent with this Agreement and are not for the purpose of hindering, delaying, or preventing the consummation of the Restructuring, (y) affect the ability of any Consenting RBL Lender to consult with other Consenting RBL Lenders or the Debtors or (subject to all terms and conditions of any applicable confidentiality arrangements) the Notes Trustee, the Noteholders, or the EnerVest Parties, provided that such consultation is not for the purpose of hindering, delaying, or preventing the consummation of the Restructuring, or (z) impair or waive the rights of any Consenting RBL Lender to assert or raise any objection permitted under this Agreement in connection with any hearing on confirmation of the Pre-Packaged Plan or in the Bankruptcy Court or prevent such Consenting RBL Lender from enforcing this Agreement against the Debtors, the EnerVest Parties, the Consenting Noteholders, or any other Consenting RBL Lender.

Notwithstanding anything to the contrary in this Agreement, RBL Claims (as defined below), other Claims, equity interests, actions or activities of a Consenting RBL Lender subject to this Agreement shall not include any RBL Claims, Claims, equity interests, actions or activities held or performed in a fiduciary capacity or held, acquired or performed by any other division, business unit or trading desk of such Consenting RBL Lender (other than the division, business unit or trading desk expressly identified on the signature pages hereto), unless and until such division, business unit or trading desk is or becomes a party to this Agreement.

7.          Commitment of the Debtors. Subject to the terms and conditions hereof, and except as the Required Consenting Noteholders and Required Consenting RBL Lenders may expressly release the Debtors in writing from any of the following obligations (which release may be withheld, conditioned or delayed by Required Consenting Noteholders and the Required Consenting RBL Lenders in their sole discretion):

(a)	Each of the Debtors (i) agrees to (A) support and complete the Restructuring as set forth in the Pre-Packaged Plan and this Agreement, (B) negotiate in good faith all Restructuring Documents that are subject to negotiation as of the RSA Effective Date and take any and all necessary and appropriate actions in furtherance of the Restructuring, the Pre-Packaged Plan and this Agreement, and (C) make commercially reasonable efforts to complete the Restructuring in accordance with each Milestone set forth in Section 4 of this Agreement, and (ii) shall not undertake any action materially inconsistent with the adoption and implementation of the Pre-Packaged Plan and the speedy confirmation thereof, including, without limitation, filing any motion to reject this Agreement.

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(b)	Each of the Debtors agrees to provide prompt written notice to the Consenting Noteholders and the Consenting RBL Lenders between the date hereof and the Effective Date of the Pre-Packaged Plan of (i) the occurrence, or failure to occur, of any event of which the occurrence or failure to occur would be reasonably likely to cause (A) any representation or warranty of the Debtors contained in this Agreement to be untrue or inaccurate in any material respect, (B) any covenant of the Debtors contained in this Agreement not to be satisfied in any material respect, or (C) any condition precedent contained in the Pre-Packaged Plan or this Agreement not to occur or become impossible to satisfy, (ii) receipt of any written notice from any third party alleging that the consent of such party is or may be required as a condition precedent to consummation of the transactions contemplated by the Restructuring, (iii) receipt of any written notice from any governmental body that is material to the consummation of the transactions contemplated by the Restructuring, (iv) receipt of any written notice of any proceeding commenced or threatened against the Debtors that would otherwise affect in any material respect the transactions contemplated by the Restructuring, and (v) any failure of the Debtors to comply, in any material respect, with or satisfy any covenant, condition, or agreement to be complied with or satisfied by them hereunder as a condition precedent to the consummation of the transactions contemplated by the Restructuring.

(c)	The Debtors shall pay the reasonable and documented fees and expenses of: (i) the ad hoc committee of Noteholders (the “Ad Hoc Noteholder Committee”),[7] whether incurred before or after the Petition Date, limited to the reasonable and documented fees and expenses of Akin Gump Strauss Hauer & Feld LLP (“Akin Gump”), as lead counsel, one local counsel and Intrepid Partners, LLC, as financial advisor (together, the “Consenting Noteholder Advisors”), in each case, after receipt of applicable invoices and in accordance with engagement letters of such professionals; and (ii) the RBL Agent, whether incurred before or after the Petition Date, limited to the reasonable and documented fees and expenses of Simpson Thacher & Bartlett LLP, as lead counsel (“Simpson Thacher”), one local counsel, and RPA Advisors, as financial advisor (together, the “RBL Agent Advisors”), in each case, after receipt of applicable invoices; provided that the timing of the payment of such fees and expenses incurred after the Petition Date shall be subject to the terms of the Cash Collateral Orders and/or the Pre-Packaged Plan; provided, further, that the Debtors shall also promptly reimburse each member of the Ad Hoc Noteholder Committee and each Consenting RBL Lender in cash for all reasonable and documented out-of-pocket costs or expenses (which expenses shall not include additional professionals’ fees without the prior written consent of the Debtors) incurred by such Ad Hoc Noteholder Committee member or such Consenting RBL Lender in connection with this Agreement or the Restructuring.

[7]	The “Ad Hoc Noteholder Committee” shall mean that certain ad hoc group of Noteholders represented by Akin Gump Strauss Hauer & Feld LLP.

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(d)	The Debtors shall (i) operate the business of the Debtors in the ordinary course in a manner that is consistent with this Agreement and past practices, and use commercially reasonable efforts to preserve intact the Debtors’ business organization and relationships with third parties and employees, (ii) subject to applicable non-disclosure agreements and the terms thereof, keep the Consenting Noteholders and the Consenting RBL Lenders reasonably informed about the operations of the Debtors, (iii) subject to applicable non-disclosure agreements and the terms thereof, provide the Consenting Noteholders and the Consenting RBL Lenders any information reasonably requested regarding the Debtors and provide, and direct the Debtors’ employees, officers, advisors and other representatives to provide, to the Consenting Noteholder Advisors and the RBL Agent Advisors, (A) reasonable access during normal business hours to the Debtors’ books, records and facilities, and (B) reasonable access to the management and advisors of the Debtors for the purposes of evaluating the Debtors’ assets, liabilities, operations, businesses, finances, strategies, prospects and affairs; and (iv) promptly notify the Consenting Noteholders and the Consenting RBL Lenders of any governmental or third party complaints, litigations, investigations or hearings (or communications indicating that the same may be contemplated or threatened).

(a)	Except as otherwise expressly contemplated by this Agreement or the Pre-Packaged Plan, the Debtors agree (i) to prepare or cause to be prepared the applicable Restructuring Documents within the Debtors’ control (including all relevant motions, applications, orders, agreements and other documents), (ii) to provide draft copies of the Restructuring Documents within the Debtors’ control, and all other pleadings and documents the Debtors intend to file with the Bankruptcy Court, in each case, to Akin Gump and Simpson Thacher as soon as reasonably practicable before such documents are to be filed with the Bankruptcy Court; provided that each such pleading or document shall be consistent in all material respect with, and shall otherwise contain, the terms and conditions set forth in this Agreement, the Restructuring Term Sheet, and the RBL Term Sheet, and such other terms and conditions as are reasonably acceptable to the Debtors, the Required Consenting Noteholders, and the Required Consenting RBL Lenders (subject to any limitations on the consent rights of the Consenting RBL Lenders as set forth in Section 3); and (iii) without limiting any approval rights set forth herein, consult in good faith with Akin Gump and Simpson Thacher (as applicable) regarding the form and substance of any of the foregoing documents in advance of the filing, execution, distribution or use (as applicable) thereof.

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(b)	Subject to the last paragraph of this Section 7 and Section 11(c) hereof, the Debtors shall (i) cease and cause to be terminated any ongoing solicitation, discussions and negotiations with respect to any alternative transaction other than the Restructuring set forth in this Agreement, (ii) not, directly or indirectly, seek, solicit, negotiate, support, engage in or initiate discussions relating to, or enter into any agreements relating to, any alternative transaction other than the Restructuring set forth in this Agreement, and (iii) not solicit or direct any Person (as defined below), including any of their representatives or members of the Debtors’ board of directors (or equivalent) or any direct or indirect holders of existing equity securities of EVEP, to undertake any of the foregoing. For purposes of this Agreement, “Person” shall mean an individual, a partnership, a joint venture, a limited liability company, a corporation, a trust, an unincorporated organization, a group, a governmental or regulatory authority, or any legal entity or association.

(c)	The Debtors agree to file timely a formal objection to any motion filed with the Bankruptcy Court by any Person seeking the entry of an order (A) directing the appointment of an examiner or a trustee, (B) converting any Chapter 11 Case to a case under chapter 7 of the Bankruptcy Code or (C) dismissing any of the Chapter 11 Cases.

Notwithstanding anything to the contrary herein, but without limiting any termination event that might result hereunder, nothing in this Agreement shall require the directors, officers, or managers of any Debtor (in such person’s capacity as a director, officer, or manager of such Debtor) to take any action, or to refrain from taking any action, to the extent taking such action or refraining to take such action would be reasonably like to result in a breach of such director’s, officer’s, or manager’s fiduciary obligations under applicable law, as determined in good faith (after consultation with outside counsel).

8.          Commitment of the EnerVest Parties. Each EnerVest Party (severally, and not jointly and severally) shall, from the RSA Effective Date until the occurrence of an RSA Termination Date or an EnerVest Termination Date (as defined below):

(a)	support and cooperate with the Debtors, the Consenting Noteholders, and the Consenting RBL Lenders to take all commercially reasonable actions necessary to consummate the Restructuring in accordance with the Pre-Packaged Plan and the terms and conditions of this Agreement, the Restructuring Term Sheet, and the RBL Term Sheet, including, if applicable: (i) timely voting all of its Claims against, or interests in the Debtors now or hereafter owned by such EnerVest Party to accept the Pre-Packaged Plan in accordance with the applicable procedures set forth in the Disclosure Statement and the Solicitation Materials upon receipt of Solicitation Materials; (ii) timely returning a duly-executed ballot in connection therewith; and (iii) supporting and not opting out of any releases under the Pre-Packaged Plan;

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(b)	not withdraw, amend, or revoke (or cause to be withdrawn, amended, or revoked) its vote, if applicable, with respect to the Pre-Packaged Plan;

(c)	not object to, delay, impede, or take any other action to interfere with the acceptance or implementation of the Restructuring, including, without limitation, (i) initiating or joining any legal proceeding, objecting, directly or indirectly, to the Pre-Packaged Plan, (ii) negotiating or proposing, filing, supporting, or voting for any other plan, sale, proposal or offer of dissolution, winding up, liquidation, reorganization, merger, or restructuring of EVEP or any of its subsidiaries that is inconsistent with or that would be reasonably likely to prevent, delay, or impede the consummation of the Restructuring;

(d)	if applicable, (i) continue to satisfy, consistent with past practice, all obligations to the Debtors under the Existing Omnibus Agreement (as defined in the Restructuring Term Sheet) and any joint operating agreements and other operating agreements to which the Debtors and any EnerVest Party are a party and (ii) negotiate, in good faith, the terms of the New Omnibus Agreement and any modifications to the joint operating agreements and other operating agreements to which the Debtors and any EnerVest Party are a party; and

(e)	not take any other action that is materially inconsistent with its obligations under this Agreement.

Notwithstanding the foregoing, nothing in this Agreement and neither a vote to accept the Pre-Packaged Plan by any EnerVest Party nor the acceptance of the Pre-Packaged Plan by any EnerVest Party shall (x) be construed to prohibit any EnerVest Party from appearing as a party-in-interest in any matter to be adjudicated in the Chapter 11 Cases, so long as, from the RSA Effective Date until the occurrence of an RSA Termination Date or EnerVest Termination Date applicable to such EnerVest Party, such appearance and the positions advocated in connection therewith are not inconsistent with this Agreement and are not for the purpose of hindering, delaying, or preventing the consummation of the Restructuring, (y) affect the ability of any EnerVest Party to consult with any other EnerVest Party or the Debtors or (subject to all terms and conditions of any applicable confidentiality arrangements) the Consenting Noteholders and the Consenting RBL Lenders, provided that such consultation is not for the purpose of hindering, delaying, or preventing the consummation of the Restructuring or (z) impair or waive the rights of any EnerVest Party to assert or raise any objection permitted under this Agreement in connection with any hearing on confirmation of the Pre-Packaged Plan or in the Bankruptcy Court or prevent such EnerVest Party from enforcing this Agreement against the Debtors, the Consenting Noteholders, the Consenting RBL Lenders, or any other EnerVest Party.

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9.          Consenting Noteholder Termination Events. Required Consenting Noteholders shall have the right, but not the obligation, upon written notice to the other Parties, to terminate the obligations of the Consenting Noteholders under this Agreement upon the occurrence of any of the following events, unless waived, in writing, by Required Consenting Noteholders on a prospective or retroactive basis (each, a “Noteholder Termination Event”):

(a)	the failure to meet any of the Milestones in Section 4 unless (i) such failure is the result of any act, omission, or delay on the part of any of the Required Consenting Noteholders seeking termination in violation of its obligations under this Agreement or (ii) such Milestone is extended in accordance with Section 4;

(b)	if the Bankruptcy Court enters an order (i) dismissing any of the Chapter 11 Cases, (ii) converting any of the Chapter 11 Cases to a case under chapter 7 of the Bankruptcy Code other than as contemplated by the Restructuring, (iii) appointing a trustee or an examiner with expanded powers pursuant to Bankruptcy Code section 1104 in any of the Chapter 11 Cases, (iv) terminating the Debtors’ exclusive right to file a plan or plans of reorganization pursuant to Bankruptcy Code section 1121, or (v) making a finding of fraud, dishonesty or misconduct by any executive, officer or director of the Debtors, regarding or relating to the Debtors, without the consent of the Required Consenting Noteholders;

(c)	the Debtors file, without the prior written consent of the Required Consenting Noteholders, any motion or any request for relief seeking to (i) dismiss any of the Chapter 11 Cases, (ii) convert any of the Chapter 11 Cases to a case under chapter 7 of the Bankruptcy Code, or (iii) appoint a trustee or examiner pursuant to Bankruptcy Code section 1104 in any of the Chapter 11 Cases;

(d)	upon the Debtors’ withdrawal, waiver, amendment or modification, or the filing of (or announced intention to file) a pleading seeking to withdraw, waive, amend or modify any of the Restructuring Documents, including motions, notices, exhibits, appendices and orders, in a manner not reasonably acceptable in form and substance to the Required Consenting Noteholders;

(e)	the issuance by any governmental authority, including the Bankruptcy Court, any regulatory authority, or any other court of competent jurisdiction, of any ruling or order enjoining or otherwise making impractical the substantial consummation of the Restructuring on the terms and conditions set forth in the Restructuring Term Sheet, the RBL Term Sheet, or the Pre-Packaged Plan; provided that the Debtors shall have ten (10) business days after issuance of such ruling or order to obtain relief that would allow consummation of the Restructuring in a manner that (i) does not prevent or diminish in a material way compliance with the terms of this Agreement and the Pre-Packaged Plan, and (ii) is acceptable to the Required Consenting Noteholders;

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(f)	a material breach by any Debtor of any representation, warranty, or covenant of such Debtor set forth in this Agreement that could reasonably be expected to delay, prevent, or hinder, other than in a de minimis manner, the Restructuring or the consummation of the Restructuring that (to the extent curable) remains uncured for a period of five (5) business days after the receipt by the Debtors of written notice of such breach;

(g)	the occurrence of a “Default” or an “Event of Default” under the Indenture, other than (i) any that exist as of the RSA Effective Date or (ii) as a result of the commencement of the Chapter 11 Cases or the undertaking of any Debtor hereunder to implement the Restructuring through the Chapter 11 Cases;

(h)	any Debtor terminates its obligations under and in accordance with this Agreement;

(i)	the Debtors file, propose or otherwise support any plan of liquidation, asset sale of all or substantially all of the Debtors’ assets or plan of reorganization other than as contemplated herein;

(j)	an order is entered by the Bankruptcy Court granting relief from the automatic stay imposed by Bankruptcy Code section 362 authorizing any party to proceed against any material asset of any of the Debtors or that would materially and adversely affect the Debtors’ ability to operate its businesses in the ordinary course;

(k)	a failure by the Debtors to pay the fees and expenses of the Consenting Noteholder Advisors consistent with Section 6(c) of this Agreement;

(l)	other than with respect to the Chapter 11 Cases, the entry of an order by any court of competent jurisdiction granting the relief sought in an involuntary proceeding against any entity constituting the Debtors seeking bankruptcy, winding up, dissolution, liquidation, administration, moratorium, reorganization or other relief in respect of any entity constituting the Debtors or the Debtors’ debts, or of a substantial part of the Debtors’ assets, under any federal, state or foreign bankruptcy, insolvency, administrative, receivership or similar law now or hereafter in effect (provided that such involuntary proceeding is not dismissed within a period of 30 days after the filing thereof);

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(m)	if any of the Debtors (i) voluntarily commences any case or files any petition seeking bankruptcy, winding up, dissolution, liquidation, administration, moratorium, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, administrative receivership or similar law now or hereafter in effect, except as provided for in this Agreement, (ii) consents to the institution of, or fails to contest in a timely and appropriate manner, any involuntary proceeding or petition other than with respect to the Chapter 11 Cases as described above, (iii) applies for or consents to the appointment of a receiver, administrator, administrative receiver, trustee, custodian, sequestrator, conservator or similar official for the Debtors or for a substantial part of the Debtors’ assets, (iv) files an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) makes a general assignment or arrangement for the benefit of creditors or (vi) takes any corporate action for the purpose of authorizing any of the foregoing;

(n)	a material breach by any EnerVest Party of any representation, warranty, or covenant of such EnerVest Party set forth in this Agreement that (to the extent curable) remains uncured for a period of five (5) business days after the receipt by the EnerVest Party of written notice of such breach;

(o)	the occurrence of an EnerVest Termination Date; or

(p)	the occurrence of any other material breach of this Agreement not otherwise covered in this list by any Debtor that has not been cured (if susceptible to cure) within five (5) business days after written notice to the Debtors of such breach.

10.         Consenting RBL Lender Termination Events. Required Consenting RBL Lenders shall have the right, but not the obligation, upon written notice to the other Parties, to terminate the obligations of the Consenting RBL Lenders under this Agreement upon the occurrence of any of the following events, unless waived, in writing, by Required Consenting RBL Lenders on a prospective or retroactive basis (each, an “RBL Termination Event”):

(a)	the failure to meet any of the Milestones in Section 4 unless (i) such failure is the result of any act, omission, or delay on the part of any of the Required Consenting RBL Lender seeking termination in violation of its obligations under this Agreement or (ii) such Milestone is extended in accordance with Section 4;

(b)	if the Bankruptcy Court enters an order (i) dismissing any of the Chapter 11 Cases, (ii) converting any of the Chapter 11 Cases to a case under chapter 7 of the Bankruptcy Code other than as contemplated by the Restructuring, (iii) appointing a trustee or an examiner with expanded powers pursuant to Bankruptcy Code section 1104 in any of the Chapter 11 Cases, (iv) terminating the Debtors’ exclusive right to file a plan or plans of reorganization pursuant to Bankruptcy Code section 1121, or (v) making a finding of fraud, dishonesty or misconduct by any executive, officer or director of the Debtors, regarding or relating to the Debtors, without the consent of the Required Consenting RBL Lenders;

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(c)	the Debtors file, without the prior written consent of the Required Consenting RBL Lenders, any motion or any request for relief seeking to (i) dismiss any of the Chapter 11 Cases, (ii) convert any of the Chapter 11 Cases to a case under chapter 7 of the Bankruptcy Code, or (iii) appoint a trustee or examiner pursuant to Bankruptcy Code section 1104 in any of the Chapter 11 Cases;

(d)	upon the Debtors’ withdrawal, waiver, amendment or modification, or the filing of (or announced intention to file) a pleading seeking to withdraw, waive, amend or modify any of the Restructuring Documents identified in Sections 3(a)–(f) herein or Sections (k) and (l) herein (to the extent such Restructuring Documents identified in (k) or (l) have a material impact on the RBL Lenders) in a manner not reasonably acceptable in form and substance to the Required Consenting RBL Lenders; provided that, notwithstanding anything to the contrary in this Agreement, each Consenting RBL Lender may terminate this Agreement as to itself under this clause (d) if any of the foregoing Restructuring Documents, or this Agreement, the RBL Term Sheet or Restructuring Term Sheet, are amended or modified without the consent of such Consenting RBL Lender and such amendment or modification (x) adversely affects such Consenting RBL Lender’s treatment as contemplated in the Restructuring Term Sheet or the RBL Term Sheet, each as in effect on the RSA Effective Date, or (y) changes in an adverse manner the pro forma capital structure of the Reorganized Debtors as set forth in the Restructuring Term Sheet as in effect on the RSA Effective Date (other than as permitted by the RBL Term Sheet as in effect on the RSA Effective Date);

(e)	the issuance by any governmental authority, including the Bankruptcy Court, any regulatory authority, or any other court of competent jurisdiction, of any ruling or order enjoining or otherwise making impractical the substantial consummation of the Restructuring on the terms and conditions set forth in the Restructuring Term Sheet, the RBL Term Sheet, or the Pre-Packaged Plan; provided that the Debtors shall have ten (10) business days after issuance of such ruling or order to obtain relief that would allow consummation of the Restructuring in a manner that (i) does not prevent or diminish in a material way compliance with the terms of this Agreement and the Pre-Packaged Plan, and (ii) is acceptable to the Required Consenting RBL Lenders;

(f)	a material breach by any Debtor of any representation, warranty, or covenant of such Debtor set forth in this Agreement that could reasonably be expected to delay, prevent, or hinder, other than in a de minimis manner, the Restructuring or the consummation of the Restructuring that (to the extent curable) remains uncured for a period of five (5) business days after the receipt by the Debtors of written notice of such breach;

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(g)	the occurrence of a “Default” or an “Event of Default” under the Credit Agreement, other than (i) any that exist as of the RSA Effective Date or (ii) as a result of the commencement of the Chapter 11 Cases or the undertaking of any Debtor hereunder to implement the Restructuring through the Chapter 11 Cases;

(h)	any Debtor terminates its obligations under and in accordance with this Agreement;

(i)	the Debtors file, propose or otherwise support any plan of liquidation, asset sale of all or substantially all of the Debtors’ assets or plan of reorganization other than as contemplated herein; provided that, notwithstanding anything to the contrary in this Agreement, each Consenting RBL Lender may terminate this Agreement as to itself under this clause (i) if such plan or asset sale (x) adversely affects such Consenting RBL Lender’s treatment as contemplated in the Restructuring Term Sheet or the RBL Term Sheet, each as in effect on the RSA Effective Date, or (y) changes in an adverse manner the pro forma capital structure of the Reorganized Debtors as set forth in the Restructuring Term Sheet as in effect on the RSA Effective Date (other than as permitted by the RBL Term Sheet as in effect on the RSA Effective Date);

(j)	an order is entered by the Bankruptcy Court granting relief from the automatic stay imposed by Bankruptcy Code section 362 authorizing any party to proceed against any material asset of any of the Debtors or that would materially and adversely affect the Debtors’ ability to operate its businesses in the ordinary course;

(k)	a failure by the Debtors to pay the fees and expenses of the RBL Agent Advisors consistent with Section 7(c) of this Agreement;

(l)	other than with respect to the Chapter 11 Cases, the entry of an order by any court of competent jurisdiction granting the relief sought in an involuntary proceeding against any entity constituting the Debtors seeking bankruptcy, winding up, dissolution, liquidation, administration, moratorium, reorganization or other relief in respect of any entity constituting the Debtors or the Debtors’ debts, or of a substantial part of the Debtors’ assets, under any federal, state or foreign bankruptcy, insolvency, administrative, receivership or similar law now or hereafter in effect (provided that such involuntary proceeding is not dismissed within a period of 30 days after the filing thereof);

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(m)	if any of the Debtors (i) voluntarily commences any case or files any petition seeking bankruptcy, winding up, dissolution, liquidation, administration, moratorium, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, administrative receivership or similar law now or hereafter in effect, except as provided for in this Agreement, (ii) consents to the institution of, or fails to contest in a timely and appropriate manner, any involuntary proceeding or petition other than with respect to the Chapter 11 Cases as described above, (iii) applies for or consents to the appointment of a receiver, administrator, administrative receiver, trustee, custodian, sequestrator, conservator or similar official for the Debtors or for a substantial part of the Debtors’ assets, (iv) files an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) makes a general assignment or arrangement for the benefit of creditors or (vi) takes any corporate action for the purpose of authorizing any of the foregoing;

(n)	a material breach by any EnerVest Party of any representation, warranty, or covenant of such EnerVest Party set forth in this Agreement that (to the extent curable) remains uncured for a period of five (5) business days after the receipt of the EnerVest Party of written notice of such breach;

(o)	the occurrence of an EnerVest Termination Date;

(p)	the occurrence of any other material breach of this Agreement not otherwise covered in this list by any Debtor that has not been cured (if susceptible to cure) within five (5) business days after written notice to the Debtors of such breach; or

(q)	either of the Cash Collateral Orders is reversed, stayed, vacated or modified without the consent of the Required Consenting RBL Lenders or the consensual use of cash collateral thereunder is terminated.

11.         The Debtors’ Termination Events. Each Debtor may, upon written notice to the Consenting Noteholders, the Consenting RBL Lenders, and the EnerVest Parties, terminate its obligations under this Agreement upon the occurrence of any of the following events (each a “Debtor Termination Event”), unless waived, in writing, on a prospective or retroactive basis:

(a)	a material breach by one or more Consenting Noteholders of any representation, warranty, or covenant set forth in this Agreement that could reasonably be expected to have a material adverse impact on the Restructuring or the consummation of the Restructuring that (to the extent curable) remains uncured for a period of five (5) business days after the receipt by such Consenting Noteholders of notice and description of such breach; provided that the foregoing shall not be a Debtor Termination Event if non-breaching Consenting Noteholders hold, in the aggregate, at least 66.667% in principal amount outstanding of the Notes Claims;

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(b)	a material breach by one or more Consenting RBL Lenders of any representation, warranty, or covenant set forth in this Agreement that could reasonably be expected to have a material adverse impact on the Restructuring or the consummation of the Restructuring that (to the extent curable) remains uncured for a period of five (5) business days after the receipt by such Consenting RBL Lenders of notice and description of such breach; provided that the foregoing shall not be a Debtor Termination Event if non-breaching Consenting RBL Lenders hold, in the aggregate, at least 66.667% in principal amount outstanding of the RBL Claims;

(c)	upon notice to the Consenting Noteholders and the Consenting RBL Lenders, if the board of directors or board of managers, as applicable, of a Debtor determines in good faith, after receiving advice from counsel, that proceeding with the Restructuring (including, without limitation, the Pre-Packaged Plan or solicitation of the Pre-Packaged Plan) would be inconsistent with the exercise of its fiduciary duties; or

(d)	the issuance by any governmental authority, including the Bankruptcy Court, any regulatory authority, or any other court of competent jurisdiction, of any ruling or order enjoining the substantial consummation of the Restructuring; provided that the Debtors have made commercially reasonable, good faith efforts to cure, vacate, or have overruled such ruling or order prior to terminating this Agreement

12.         EnerVest Parties Termination Event. Each EnerVest Party may, upon written notice to the Debtors, the Consenting Noteholders, and the Consenting RBL Lenders, terminate its obligations under this Agreement upon the occurrence of (a) a material breach by Consenting Noteholders constituting a majority of the total Notes Claims held by the Consenting Noteholders or (b) a material breach by Consenting RBL Lenders constituting a majority of the total RBL Claims held by the Consenting RBL Lenders, of any representation, warranty, or covenant set forth in this Agreement that could reasonably be expected to have a material adverse impact on the Restructuring or the consummation of the Restructuring that (to the extent curable) remains uncured for a period of five (5) business days after the receipt by such Consenting Noteholders of notice and description of such breach.

13.         Mutual Termination; Automatic Termination. This Agreement and the obligations of all Parties hereunder may be terminated by mutual written agreement by and among EVEP, on behalf of itself and each other Debtor, the EnerVest Parties, the Required Consenting RBL Lenders, and the Required Consenting Noteholders. Notwithstanding anything in this Agreement to the contrary, this Agreement shall terminate automatically upon the occurrence of the Effective Date.

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14.	Effect of Termination.

(a)	The earliest date on which termination of this Agreement as to a Party is effective in accordance with Section 9, 10, 11, or 13 of this Agreement shall be referred to, with respect to such Party, as an “RSA Termination Date.” Upon the occurrence of an RSA Termination Date, all Parties’ obligations under this Agreement (except any obligations that survive termination pursuant to Section 19) shall be terminated effective immediately, and all such Parties hereto shall be released from all commitments, undertakings, and agreements hereunder, and any vote in favor of the Pre-Packaged Plan delivered by such Parties shall be immediately revoked and deemed void ab initio; provided any claim for breach of this Agreement that occurs prior to such RSA Termination Date shall survive such termination, and all rights and remedies with respect to such claims shall not be prejudiced in any way; provided further, that a termination of this Agreement by one or more Consenting RBL Lenders pursuant to the provisos of clauses (d) or (i) of Section 10 shall not terminate this Agreement as to all other non-terminating Parties. For the avoidance of doubt, the automatic stay arising pursuant to Bankruptcy Code section 362 shall be deemed waived or modified for purposes of providing notice or exercising rights hereunder.

(b)	The date on which termination of this Agreement as to an EnerVest Party is effective in accordance with Section 12 of this Agreement shall be referred to, with respect to such Party, as an “EnerVest Termination Date.” Except as otherwise provided herein, upon the occurrence of an EnerVest Termination Date, the obligations of only the EnerVest Party that exercised its termination right in accordance with Section 12 shall be terminated effectively immediately (except any obligations that survive termination pursuant to Section 19), and only such Party hereto shall be released from all commitments, undertakings, and agreements hereunder, and, if applicable, any vote in favor of the Pre-Packaged Plan delivered by such Party shall be immediately revoked and deemed void ab initio; provided that any claim for breach of this Agreement that occurs prior to such EnerVest Termination Date shall survive termination, and all rights and remedies with respect to such claims shall not be prejudiced in any way.

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15.	Transfers of Claims and Interests.

(a)	During the period beginning on the RSA Effective Date and ending on the RSA Termination Date, each Consenting Noteholder, each Consenting RBL Lender, and each EnerVest Party agrees not to (i) sell, transfer, hypothecate, assign, pledge, grant a participation interest in, or otherwise dispose of, directly or indirectly, its right, title, or interest in respect of any of such Consenting Noteholder’s, the Consenting RBL Lender’s, or EnerVest Party’s claims against, or interests in, any Debtor, as applicable, in whole or in part, or (ii) deposit any of such Consenting Noteholder’s, Consenting RBL Lender’s, or EnerVest Party’s claims against or interests in any Debtor, as applicable, into a voting trust, or grant any proxies, or enter into a voting agreement with respect to any such claims or interests (the actions described in clauses (i) and (ii) are collectively referred to herein as a “Transfer” and the Consenting Noteholder, the Consenting RBL Lender, or EnerVest Party making such Transfer is referred to herein as the “Transferor”), unless such Transfer is to (x) another Consenting Noteholder, Consenting RBL Lender, or EnerVest Party, (y) solely with respect to any Consenting Noteholder (other than JPMorgan Chase Bank, N.A. and any of its affiliates to the extent they become Consenting Noteholders hereunder), a transferee that as of the date of such Transfer, the Transferor controls, is controlled by or is under common control with such Transferor, or an affiliate, affiliated fund or affiliated entity with a common investment advisor, provided that such transferee under this clause (y) shall be deemed to be bound by the terms of this Agreement without any further action on the part of such transferee or Transferor other than that notice of any such Transfer shall be provided to EVEP, counsel to the Consenting Noteholders, counsel to the Consenting RBL Lenders, and counsel to the EnerVest Parties or (z) any other entity (including, for the avoidance of doubt, an entity controlled by or under common control with, and any affiliate, affiliated fund or affiliated entity of, a Consenting RBL Lender) that first agrees in writing to be bound by the terms of this Agreement by executing and delivering to EVEP, counsel to the Consenting Noteholders, counsel to the RBL Agent, and counsel to the EnerVest Parties, a Transferee Joinder substantially in the form attached hereto as Exhibit C (the “Transferee Joinder”) no later than 2 business days prior to the consummation of such Transfer. With respect to claims against or interests in a Debtor held by the relevant transferee upon consummation of a Transfer in accordance herewith, such transferee is deemed to make all of the representations, warranties, and covenants of a Consenting Noteholder, Consenting RBL Lender, or EnerVest Party, as applicable, set forth in this Agreement. Upon compliance with the foregoing, the Transferor shall be deemed to relinquish its rights (and be released from its obligations, except for any claim for breach of this Agreement that occurs prior to such Transfer) under this Agreement to the extent of such transferred rights and obligations. Any Transfer made in violation of this Sub-Clause (a) of this Section 15 shall be deemed null and void ab initio and of no force or effect, regardless of any prior notice provided to the Debtors, any Consenting Noteholder, and Consenting RBL Lender, and/or any EnerVest Party, and shall not create any obligation or liability of any Debtor, any other Consenting Noteholder, Consenting RBL Lender, or any EnerVest Party to the purported transferee.

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(b)	Notwithstanding Sub-Clause (a) of this Section 15, (i) an entity that is acting in its capacity as a Qualified Marketmaker (as defined below) shall not be required to be or become a Consenting Noteholder or Consenting RBL Lender, or otherwise bound to this Agreement, in order to effect any Transfer (by purchase, sale, assignment, participation, or otherwise) of any claim against, or interest in, any Debtor, as applicable, by a Consenting Noteholder, Consenting RBL Lender or EnerVest Party to a transferee; provided that the transferee of the Qualified Marketmaker of such claims against, or interest in, any Debtor shall satisfy clauses (x), (y) or (z) of Sub-Clause (a) of this Section 15; and (ii) to the extent that a Consenting Noteholder, or Consenting RBL Lender, acting in its capacity as a Qualified Marketmaker, acquires any claim against, or interest in, any Debtor from a holder of such claim or interest who is not a Consenting Noteholder, Consenting RBL Lender or an EnerVest Party, it may Transfer (by purchase, sale, assignment, participation, or otherwise) such claim or interest without the requirement that the transferee be or become a Consenting Noteholder or Consenting RBL Lender in accordance with this Section 15. For purposes of this Sub-Clause (b), a “Qualified Marketmaker” means an entity that (x) holds itself out to the market as standing ready in the ordinary course of its business to purchase from customers and sell to customers claims against, or interests in, the Debtors (including debt securities or other debt) or enter with customers into long and short positions in claims against, or interests in, the Debtors (including debt securities or other debt), in its capacity as a dealer or market maker in such claims against, or interests in, the Debtors, and (y) is in fact regularly in the business of making a market in claims against issuers or borrowers (including debt securities or other debt).

16.         Further Acquisition of Claims or Interests. Except as set forth in Section 15, nothing in this Agreement shall be construed as precluding any Consenting Noteholder, any Consenting RBL Lender, or any EnerVest Party or any of their respective affiliates from acquiring additional Notes Claims, RBL Claims, Existing Equity Interests (as defined in the Restructuring Term Sheet), or interests in the instruments underlying the Notes Claims, RBL Claims, or Existing Equity Interests; provided that, subject to the last paragraph of Section 6 and Section 15(b), any additional Notes Claims, RBL Claims, Existing Equity Interests, or interests in the underlying instruments acquired by any Consenting Noteholder or Consenting RBL Lender and with respect to which such Consenting Noteholder or Consenting RBL Lender is the legal owner, beneficial owner, and/or investment advisor or manager of or with power and/or authority to bind any claims or interests held by it shall automatically be subject to the terms and conditions of this Agreement. Upon any such further acquisition, such Consenting Noteholder or Consenting RBL Lender shall promptly notify EVEP, counsel to the Consenting Noteholders, and counsel to the RBL Agent.

17.         Acknowledgments. Each Party irrevocably acknowledges and agrees that this Agreement is not and shall not be deemed to be a solicitation for consents to the Pre-Packaged Plan. The acceptance of the Pre-Packaged Plan by each of the Consenting Noteholders and Consenting RBL Lenders will not be solicited until such Parties have received the Disclosure Statement and related ballots in accordance with applicable law, and will be subject to Bankruptcy Code sections 1125, 1126 and 1127.

18.         Representations and Warranties.

(a)	Each Consenting Noteholder and Consenting RBL Lender hereby represents and warrants to the Debtors and not any other Party, on a several (and not joint and several) basis, for itself and not any other person or entity that the following statements are true, correct, and complete as of the date hereof:

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(i)	it has the requisite organizational power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its respective obligations under, this Agreement;

(ii)	the execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate or other organizational action on its part;

(iii)	the execution, delivery and performance by it of this Agreement does not violate any provision of law, rule, or regulation applicable to it, or its certificate of incorporation, or bylaws, or other organizational documents;

(iv)	it is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), with sufficient knowledge and experience to evaluate properly the terms and conditions of this Agreement and to consult with its legal and financial advisors with respect to its investment decision to execute this Agreement, and it has made its own analysis and decision to enter into this Agreement;

(v)	it (A) either (1) is the sole legal owner, beneficial owner, and/or investment advisor or manager of or with power and/or authority to bind the claims and interests identified below its name on its signature page hereof and in the amounts set forth therein, or (2) has all necessary investment or voting discretion with respect to the principal amount of claims and interests identified below its name on its signature page hereof, and has the power and authority to bind the owner(s) of such claims and interests to the terms of this Agreement and (B) subject to the last paragraph of Section 6, does not directly own any Notes Claims, RBL Claims, or Existing Equity Interests, other than as identified below its name on its signature page hereof; and

(vi)	to the best of its knowledge (without requiring any diligence or further investigation), it has no agreement, understanding, or other arrangement (whether oral, written, or otherwise) with any other Consenting Noteholder or Consenting RBL Lender regarding the transfer or sale of all or a material portion of the Debtors’ assets to any party whatsoever.

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(b)	Each Debtor hereby represents and warrants on a joint and several basis (and not any other person or entity other than the Debtors) that the following statements are true, correct, and complete as of the date hereof:

(i)	it has the requisite corporate or other organizational power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its respective obligations under, this Agreement;

(ii)	the execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate or other organizational action on its part, including approval of each of the independent director(s) or manager(s), as applicable, of each of the corporate entities that comprise the Debtors;

(iii)	the execution and delivery by it of this Agreement does not (A) violate its certificates of incorporation, or bylaws, or other organizational documents, or those of any of its affiliates, or (B) result in a breach of, or constitute (with due notice or lapse of time or both) a default (other than, for the avoidance of doubt, a breach or default that would be triggered as a result of the Chapter 11 Cases or any Debtor’s undertaking to implement the Restructuring through the Chapter 11 Cases) under any material contractual obligation to which it or any of its affiliates is a party;

(iv)	the execution and delivery by it of this Agreement does not require any registration or filing with, the consent or approval of, notice to, or any other action with any federal, state, or other governmental authority or regulatory body, other than, for the avoidance of doubt, the actions with governmental authorities or regulatory bodies required in connection with implementation of the Restructuring ;

(v)	(A) the offer and sale of the New Equity Interests has not been, and will not be, registered under the Securities Act and (B) the offering and issuance of the New Equity Interests is intended to be exempt from registration under the Securities Act pursuant to Section 4(a)(2) of the Securities Act and Regulation D thereunder or pursuant to Bankruptcy Code section 1145;

(vi)	subject to the provisions of Bankruptcy Code sections 1125 and 1126 and, to the extent applicable, approval by the Bankruptcy Court, this Agreement is the legally valid and binding obligation of it, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to or limiting creditors’ rights generally, or by equitable principles relating to enforceability;

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(vii)	it has sufficient knowledge and experience to evaluate properly the terms and conditions of the Pre-Packaged Plan and this Agreement, and has been afforded the opportunity to consult with its legal and financial advisors with respect to its decision to execute this Agreement, and it has made its own analysis and decision to enter into this Agreement and otherwise investigated this matter to its full satisfaction; and

(viii)	all entities owned and controlled by EnerVest that directly hold Existing Equity Interests are party to this Agreement.

(c)	Each EnerVest Party hereby represents and warrants on a several (and not joint and several) basis (for itself and not for any other person or entity) that the following statements are true, correct, and complete as of the date hereof:

(i)	it has the requisite corporate or other organizational power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its respective obligations under, this Agreement;

(ii)	the execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate or other organizational action on its part;

(iii)	the execution, delivery and performance by it of this Agreement does not violate any provision of law, rule, or regulation applicable to it, or its certificate of incorporation, or bylaws, or other organizational documents;

(iv)	it has sufficient knowledge and experience to evaluate properly the terms and conditions of the Pre-Packaged Plan and this Agreement, and has been afforded the opportunity to consult with its legal and financial advisors with respect to its decision to execute this Agreement, and it has made its own analysis and decision to enter into this Agreement and otherwise investigated this matter to its full satisfaction; and

(v)	all entities owned and controlled by EnerVest that directly hold Existing Equity Interests are party to this Agreement.

19.         Survival of Agreement. Each of the Parties acknowledges and agrees that this Agreement is being executed in connection with negotiations concerning a possible financial restructuring of the Debtors and in contemplation of possible chapter 11 filings by the Debtors and the rights granted in this Agreement are enforceable by each signatory hereto without approval of any court, including the Bankruptcy Court. Further, notwithstanding the termination of the Agreement in accordance with its terms, the agreements and obligations of the Parties set forth in Sections 7(c) (with respect to the Debtors’ obligations accrued up to an including the RSA Termination Date), 14, 17, 19, 20, 21, 22, 23, 24, 25, 26, 27, 28, 30(b), 31, 32, 33 and 34 shall survive such termination and shall continue in full force and effect for the benefit of the Parties in accordance with the terms hereof.

25

20.         Settlement Discussions. The Parties acknowledge that this Agreement, the Pre-Packaged Plan, and all negotiations relating hereto are part of a proposed settlement of matters that could otherwise be the subject of litigation. Pursuant to Rule 408 of the Federal Rules of Evidence, any applicable state rules of evidence and any other applicable law, foreign or domestic, the Restructuring Term Sheet, the RBL Term Sheet, this Agreement, the Pre-Packaged Plan, any related documents, and all negotiations relating thereto shall not be admissible into evidence in any proceeding, or used by any party for any reason whatsoever, including in any proceeding, other than a proceeding to enforce its terms.

21.         Relationship Among Parties. Notwithstanding anything herein to the contrary:

(a)	the duties and obligations of the Consenting Noteholders under this Agreement shall be several, not joint and several. None of the Consenting Noteholders shall have any fiduciary duty, any duty of trust or confidence in any form, or other duties or responsibilities to each other, any other Noteholder, any RBL Lender, the Debtors, or any of the Debtors’ creditors or other stakeholders, and there are no commitments among or between the Consenting Noteholders. It is understood and agreed that any Consenting Noteholder may trade in any debt or equity securities of the Debtors without the consent of the Debtors or any other Consenting Noteholder, subject to applicable securities laws and Sections 15 and 16 of this Agreement. No Party shall have any responsibility by virtue of this Agreement for any trading by any other entity. No prior history, pattern, or practice of sharing confidences among or between the Parties shall in any way affect or negate this Agreement; and

(b)	the duties and obligations of the Consenting RBL Lenders under this Agreement shall be several, not joint and several. None of the Consenting RBL Lenders shall have any fiduciary duty, any duty of trust or confidence in any form, or other duties or responsibilities to each other, any other RBL Lender, any Noteholder, the Debtors, or any of the Debtors’ creditors or other stakeholders, and there are no commitments among or between the Consenting RBL Lenders. It is understood and agreed that any Consenting RBL Lender may trade in any debt or equity securities of the Debtors without the consent of the Debtors or any other Consenting RBL Lender, subject to applicable securities laws and Sections 15 and 16 of this Agreement. No Party shall have any responsibility by virtue of this Agreement for any trading by any other entity. No prior history, pattern, or practice of sharing confidences among or between the Parties shall in any way affect or negate this Agreement.

26

22.         Specific Performance. It is understood and agreed by the Parties that money damages may be an insufficient remedy for any breach of this Agreement by any Party and each non-breaching Party shall be entitled to seek specific performance and injunctive or other equitable relief as a remedy of any such breach of this Agreement, including, without limitation, an order of the Bankruptcy Court or other court of competent jurisdiction requiring any Party to comply promptly with any of its obligations hereunder.

23.         Governing Law & Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to such state’s choice of law provisions which would require the application of the law of any other jurisdiction. By its execution and delivery of this Agreement, each Party irrevocably and unconditionally agrees for itself that any legal action, suit, or proceeding against it with respect to any matter arising under or arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit, or proceeding, may be brought in state or federal court of competent jurisdiction in New York County, State of New York, and by executing and delivering this Agreement, each of the Parties irrevocably accepts and submits itself to the exclusive jurisdiction of such court, generally and unconditionally, with respect to any such action, suit or proceeding. Notwithstanding the foregoing consent to New York jurisdiction, if the Chapter 11 Cases are commenced, each Party agrees that the Bankruptcy Court shall have exclusive jurisdiction of all matters arising out of or in connection with this Agreement. By executing and delivering this Agreement, and upon commencement of the Chapter 11 Cases, each of the Parties irrevocably and unconditionally submits to the personal jurisdiction of the Bankruptcy Court solely for purposes of any action, suit, proceeding, or other contested matter arising out of or relating to this Agreement, or for recognition or enforcement of any judgment rendered or order entered in any such action, suit, proceeding, or other contested matter.

24.         Waiver of Right to Trial by Jury. Each of the Parties waives any right to have a jury participate in resolving any dispute, whether sounding in contract, tort or otherwise, between any of the Parties arising out of, connected with, relating to, or incidental to the relationship established between any of them in connection with this Agreement. Instead, any disputes resolved in court shall be resolved in a bench trial without a jury.

25.         Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement is intended to bind and inure to the benefit of each of the Parties and each of their respective permitted successors, assigns, heirs, executors, administrators, and representatives.

26.         No Third-Party Beneficiaries. Unless expressly stated herein, this Agreement shall be solely for the benefit of the Parties and no other person or entity shall be a third-party beneficiary of this Agreement.

27.         Notices. All notices (including, without limitation, any notice of termination or breach) and other communications from any Party hereunder shall be in writing and shall be deemed to have been duly given if personally delivered by courier service, messenger, email, or facsimile to the other Parties at the applicable addresses below, or such other addresses as may be furnished hereafter by notice in writing. Any notice of termination or breach shall be delivered to all other Parties.

27

(a)	If to any Debtor:

EV Energy Partners, L.P.

Attn: Nicholas Bobrowski

1001 Fannin, Suite 800

Houston, TX 77002

Tel:      (713) 495-6593

Fax:      (713) 651-1260

Email:   nbobrowski@evenergypartners.com

With a copy to:

Kirkland & Ellis LLP

Attn:    Joshua A. Sussberg, P.C., Jeremy David Evans

601 Lexington Ave.

New York, NY 10022-4611

Tel:      (212) 446-4733

Fax:     (312) 446-4900

Email:   jsussberg@kirkland.com
      jeremy.evans@kirkland.com

Kirkland & Ellis LLP

Attn:     Brad Weiland, Travis M. Bayer

300 N. LaSalle, Suite 2400

Chicago, IL 60654

Tel:      (312) 862-2000

Fax:      (312) 862-2200

Email:   bweiland@kikland.com

      travis.bayer@kirkland.com

(b)	If to any EnerVest Party:

EnerVest, Ltd.

Attn.: J. Andrew West

1001 Fannin, Ste. 800

Houston, TX 77002

Tel: (713) 970-1924

Fax: (713) 615-7718

Email: awest@enervest.net

(c)	If to the Consenting Noteholders:

Akin Gump Strauss Hauer & Feld LLP

Attn:     Philip Dublin, Jason Rubin

Bank of America Tower

One Bryant Park

New York, NY 10036-6745

Tel: (212) 872-1000

Fax: (212) 872-1002

Email: pdublin@akingump.com

    jrubin@akingump.com

28

(d)	If to the Consenting RBL Lenders:

Simpson Thacher & Bartlett LLP

Attn:      Elisha Graff, Nicholas Baker

425 Lexington Avenue

New York, NY 10017

Tel: (212) 455-2000

Fax: (212) 455-2502

Email: egraff@stblaw.com

     nbaker@stblaw.com

28.         Entire Agreement. This Agreement (including the Exhibits and Schedules) constitutes the entire agreement of the Parties with respect to the subject matter of this Agreement, and supersedes all prior negotiations, agreements, and understandings, whether written or oral, among the Parties with respect to the subject matter of this Agreement.

29.         Amendments. Except as otherwise provided herein, this Agreement may not be modified, amended, or supplemented without the prior written consent of the Debtors, the Required Consenting Noteholders, and the Required Consenting RBL Lenders; provided that any modification, amendment or supplement that adversely impacts the treatment or rights of any Consenting Noteholder or Consenting RBL Lender, as applicable, differently than any other Consenting Noteholder or Consenting RBL Lender shall require the consent of such adversely impacted Consenting Noteholder or Consenting RBL Lender, as applicable, in order for such modification, amendment or supplement to be effective; provided, further, that any modification, amendment or supplement that directly and adversely impacts the rights of any EnerVest Party shall require the consent of such adversely impacted EnerVest Party in order for such modification, amendment, or supplement to be effective.

30.         Reservation of Rights.

(a)	Except as expressly provided in this Agreement, the Restructuring Term Sheet, or the RBL Term Sheet, including Section 5(a) of this Agreement, nothing herein is intended to, or does, in any manner waive, limit, impair, or restrict the ability of any Party to protect and preserve its rights, remedies and interests, including without limitation, its claims against any of the other Parties.

(b)	Without limiting Sub-Clause (a) of this Section 30 in any way, if the Pre-Packaged Plan is not consummated in the manner set forth, and on the timeline set forth, in this Agreement, the RBL Term Sheet, and Restructuring Term Sheet, or if this Agreement is terminated for any reason, nothing shall be construed herein as a waiver by any Party of any or all of such Party’s rights, remedies, claims, and defenses and the Parties expressly reserve any and all of their respective rights, remedies, claims and defenses. The Restructuring Term Sheet, the RBL Term Sheet, this Agreement, the Pre-Packaged Plan, and any related document shall in no event be construed as or be deemed to be evidence of an admission or concession on the part of any Party of any claim or fault or liability or damages whatsoever. Each of the Parties denies any and all wrongdoing or liability of any kind and does not concede any infirmity in the claims or defenses which it has asserted or could assert.

29

31.         Counterparts. This Agreement may be executed in one or more counterparts, each of which, when so executed, shall constitute the same instrument, and the counterparts may be delivered by facsimile transmission or by electronic mail in portable document format (.pdf).

32.         Public Disclosure. This Agreement, as well as its terms, its existence, and the existence of the negotiation of its terms are expressly subject to any existing confidentiality agreements executed by and among any of the Parties as of the date hereof, and the Debtors shall not use the name of any Consenting Noteholder or Consenting RBL Lender, or the holdings information for any Consenting Noteholder or any Consenting RBL Lender, in any press release without such Consenting Noteholder’s or Consenting RBL Lender’s prior written consent; provided that, after the RSA Effective Date, the Parties may disclose the existence of, or the terms of, this Agreement or any other material term of the transaction contemplated herein without the express written consent of the other Parties but may not disclose, and shall redact, the holdings information of every Party to this Agreement as of the date hereof and at any time hereafter. In addition, no Party to this Agreement may disclose the holdings information of any Party to this Agreement to any person except as may be compelled by a court of competent jurisdiction, except that the Debtors shall be permitted to disclose the aggregate principal amount, and aggregate percentage of, the holdings information held by the Parties collectively. The Debtors take no position with regard to whether such information may be material non-public information, but may not disclose such information other than on a confidential basis or as may be ordered by the Bankruptcy Court.

33.         Headings. The section headings of this Agreement are for convenience of reference only and shall not, for any purpose, be deemed a part of this Agreement.

34.         Interpretation. This Agreement is the product of negotiations among the Parties, and the enforcement or interpretation hereof, is to be interpreted in a neutral manner, and any presumption with regard to interpretation for or against any Party by reason of that Party having drafted or caused to be drafted this Agreement or any portion hereof, shall not be effective in regard to the interpretation hereof. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes,” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. Any reference to “business day” means any day, other than a Saturday, a Sunday or any other day on which banks located in New York, New York are closed for business as a result of federal, state or local holiday and any other reference to day means a calendar day.

[Signatures and exhibits follow]

30

DEBTORS:

EV ENERGY PARTNERS, L.P.
By:	EV Energy GP, L.P.,
its general partner
By:	EV Management, L.L.C.,
its general partner

By:	/s/ Nicholas Bobrowski
Name:	Nicholas Bobrowski
Title:	Vice President and Chief Financial Officer

EV ENERGY FINANCE CORP.

By:	/s/ Nicholas Bobrowski
Name:	Nicholas Bobrowski
Title:	Vice President and Chief Financial Officer

EV PROPERTIES GP, LLC

By:	/s/ Nicholas Bobrowski
Name:	Nicholas Bobrowski
Title:	Vice President and Chief Financial Officer

ENERVEST PRODUCTION PARTNERS, LTD.
By:	EVPP GP, LLC,
its general partner

By:	/s/ Nicholas Bobrowski
Name:	Nicholas Bobrowski
Title:	Vice President and Chief Financial Officer

CGAS PROPERTIES, L.P.
By:	EVCG GP, LLC,
its general partner

By:	/s/ Nicholas Bobrowski
Name:	Nicholas Bobrowski
Title:	Vice President and Chief Financial Officer

[Signature page to Restructuring Support Agreement]

EVPP GP, LLC
EVCG GP, LLC

By:	/s/ Nicholas Bobrowski
Name:	Nicholas Bobrowski
Title:	Vice President and Chief Financial Officer

ENERVEST MONROE MARKETING, LTD.
ENERVEST MONROE GATHERING, LTD.
By:	EVPP GP, LLC,
its general partner

By:	/s/ Nicholas Bobrowski
Name:	Nicholas Bobrowski
Title:	Vice President and Chief Financial Officer

EV PROPERTIES, L.P.
By:	EV Properties GP, LLC,
its general partner

By:	/s/ Nicholas Bobrowski
Name:	Nicholas Bobrowski
Title:	Vice President and Chief Financial Officer

EV ENERGY GP, L.P.
By:	EV Management, L.L.C.,
its general partner

By:	/s/ Nicholas Bobrowski
Name:	Nicholas Bobrowski
Title:	Vice President and Chief Financial Officer

[Signature page to Restructuring Support Agreement]

EV MANAGEMENT, L.L.C.

By:	/s/ Nicholas Bobrowski
Name:	Nicholas Bobrowski
Title:	Vice President and Chief Financial Officer

ENERVEST MESA, LLC

By:	/s/ Nicholas Bobrowski
Name:	Nicholas Bobrowski
Title:	Vice President and Chief Financial Officer

BLAKE & BELDEN, LLC

By:	/s/ Nicholas Bobrowski
Name:	Nicholas Bobrowski
Title:	Vice President and Chief Financial Officer

[Signature page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

FINEPOINT CAPITAL PARTNERS I, LP

By:	/s/ Stacy Vezina
Name:	Stacy Vezina
Title:	General Counsel/CCO

[Signature page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

FINEPOINT CAPITAL PARTNERS II, LP

By:	/s/ Stacy Vezina
Name:	Stacy Vezina
Title:	General Counsel/CCO

[Signature page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

FSEP Term Funding LLC
By:	FS Energy and Power Fund, as its Sole Member
By:	FS Investment Advisor, LLC, its Investment Adviser

By:	/s/ Sean Coleman
Name:	Sean Coleman
Title:	Chief Credit Officer

[Signature page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Berwyn Funding LLC
By:	FS Energy and Power Fund, as its Sole Member
By:	FS Investment Advisor, LLC, its Investment Adviser

By:	/s/ Sean Coleman
Name:	Sean Coleman
Title:	Chief Credit Officer

[Signature page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Race Street Funding LLC
By:	FS Investment Corporation, as its Sole Member
By:	FB Income Advisor, LLC, its Investment Adviser

By:	/s/ Sean Coleman
Name:	Sean Coleman
Title:	Chief Credit Officer

[Signature page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Cobbs Creek LLC
By:	FS Investment Corporation II, as its Sole Member
By:	FSIC II Advisor, LLC, its Investment Adviser

By:	/s/ Sean Coleman
Name:	Sean Coleman
Title:	Chief Credit Officer

[Signature page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

FS Investment Corporation III
By:	FSIC III Advisor, LLC, its Investment Adviser

By:	/s/ Sean Coleman
Name:	Sean Coleman
Title:	Chief Credit Officer

[Signature page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

BIWA FUND LIMITED

By:	/s/ Sarah Higgins
Name:	Sarah Higgins
Title:	Authorised Signatory

[Signature page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

GRACECHURCH OPPORTUNITIES FUND LIMITED

By:	/s/ Sarah Higgins
Name:	Sarah Higgins
Title:	Authorised Signatory

[Signature page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

CQS DIRECTIONAL OPPORTUNITIES MASTER FUND LIMITED

By:	/s/ Sarah Higgins
Name:	Sarah Higgins
Title:	Authorised Signatory

[Signature page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

CQS AIGUILLE DU CHARDONNET MF S.C.A.
SICAV-SIF

By:	/s/ Sarah Higgins
Name:	Sarah Higgins
Title:	Authorised Signatory

[Signature page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Phoenix Investment Adviser LLC as Investment Manager to JLP Credit Opportunity Master Fund Ltd.

By:	/s/ Lance Friedler
Name:	Lance Friedler
Title:	General Counsel

[Signature page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Phoenix Investment Adviser LLC as Subinvestment Manager to Mercer QIF Fund PLC Mercer Investment Fund I

By:	/s/ Lance Friedler
Name:	Lance Friedler
Title:	General Counsel

[Signature page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Phoenix Investment Adviser LLC, as Investment Subadviser to JLP Credit Opportunity IDF Series Interests of the Sali Multi-Series Fund LP

By:	/s/ Lance Friedler
Name:	Lance Friedler
Title:	General Counsel

[Signature page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

CROSS OCEAN USSS FUND I (A) LP,
as a Noteholder

By:	CROSS OCEAN PARTNERS MANAGEMENT LP
its investment manager

By:	/s/ Nick Renwick
Name:	Nick Renwick
Title:	Authorized Signatory

[Signature page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

CROSS OCEAN USSS SIF I LP,
as a Noteholder

By:	CROSS OCEAN PARTNERS MANAGEMENT LP
its investment manager

By:	/s/ Nick Renwick
Name:	Nick Renwick
Title:	Authorized Signatory

[Signature page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Marret High Yield Hedge LP

By:	/s/ Charles LeBlanc
Name:	Charles LeBlanc
Title:	Analyst

[Signature page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Marret High Yield Fund

By:	/s/ Charles LeBlanc
Name:	Charles LeBlanc
Title:	Analyst

[Signature page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Marret Resource Corp.

By:	/s/ Charles LeBlanc
Name:	Charles LeBlanc
Title:	Analyst

[Signature page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Ontario Pension Board - Distressed Debt Mandate

By:	/s/ Charles LeBlanc
Name:	Charles LeBlanc
Title:	Analyst

[Signature page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Marret High Yield Bond Fund

By:	/s/ Charles LeBlanc
Name:	Charles LeBlanc
Title:	Analyst

[Signature page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

CI income Fund - HH

By:	/s/ Charles LeBlanc
Name:	Charles LeBlanc
Title:	Analyst

[Signature page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Greystone High Yield Fund

By:	/s/ Charles LeBlanc
Name:	Charles LeBlanc
Title:	Analyst

[Signature page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Shell Canada 2007 Pension Plan

By:	/s/ Charles LeBlanc
Name:	Charles LeBlanc
Title:	Analyst

[Signature page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Concise Short Term High Yield Master Fund, SPC

By:	/s/ Tom Krasner
Name:	Tom Krasner
Title:	Principal

[Signature page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

The Saratoga Advantage Trust – James Alpha High
Income Portfolio – Concise Capital

By:	/s/ Tom Krasner
Name:	Tom Krasner
Title:	Principal

[Signature page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Mercer QIF Fund PLC – Mercer Investment Fund I

By:	/s/ Tom Krasner
Name:	Tom Krasner
Title:	Principal

[Signature page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Inversiones Rojo Rio SA

By:	/s/ Tom Krasner
Name:	Tom Krasner
Title:	Principal

[Signature page to Restructuring Support Agreement]

CONSENTING NOTEHOLDER

Concise Short Term High Yield Fund

By:	/s/ Tom Krasner
Name:	Tom Krasner
Title:	Principal

[Signature page to Restructuring Support Agreement]

JPMORGAN CHASE BANK, N.A. (“JPMC”), solely in respect of its Commercial Banking Corporate Client Banking & Specialized Industries unit (“CCBSI”) and not any other unit, group, division or affiliate of JPMC and solely in respect of CCBSI’s RBL Claims. For the avoidance of doubt, and notwithstanding anything to the contrary contained in this Agreement, this Agreement shall not apply to JPMC (other than with respect to Claims arising from the RBL Claims held by CCBSI)

By:	/s/ Michael A. Kamauf
Name:	Michael A. Kamauf
Title:	Authorized Officer

[Signature page to Restructuring Support Agreement]

Royal Bank of Canada
as a Consenting RBL Lender

By:	/s/ H. Christopher DeCotiis
Name:	H. Christopher DeCotiis, CFA
Title:	Attorney-in-Fact

[Signature page to Restructuring Support Agreement]

BANC OF AMERICA CREDIT PRODUCTS, INC. (“BACP”), solely in respect of its Global Credit and Special Situations Group and not any other unit, group, division or affiliate of BACP as a Consenting RBL Lender

By:	/s/ Jennifer Koszta
Name:	Jennifer Koszta
Title:	Assistant Vice President

[Signature page to Restructuring Support Agreement]

Bank of America, N.A.
as a Consenting RBL Lender

By:	/s/ Kevin M. Behan
Name:	Kevin M. Behan
Title:	Managing Director

[Signature page to Restructuring Support Agreement]

ZB, N.A. DBA AMEGY BANK,
as a Consenting RBL Lender

By:	/s/ John Moffitt
Name:	John Moffitt
Title:	Vice President

[Signature page to Restructuring Support Agreement]

The Bank of Nova Scotia,
as a Consenting RBL Lender

By:	/s/ Thane Rattew
Name:	Thane Rattew
Title:	Managing Director

[Signature page to Restructuring Support Agreement]

AG ENERGY FUNDING, LLC,
as a Consenting RBL Lender

By:	/s/ Todd Dittmann
Name:	Todd Dittmann
Title:	Authorized Person

[Signature page to Restructuring Support Agreement]

Canadian Imperial Bank of Commerce,
New York Branch
as a Consenting RBL Lender

By:	/s/ E. Lindsay Gordon
Name:	E. Lindsay Gordon
Title:	Executive Director

[Signature page to Restructuring Support Agreement]

Wells Fargo Bank, N.A.,
as a Consenting RBL Lender

By:	/s/ Max Gilbert
Name:	Max Gilbert
Title:	Vice President

[Signature page to Restructuring Support Agreement]

CITIBANK, N.A.
as a Consenting RBL Lender

By:	/s/ Jeff Ard
Name:	Ard, Jeff
Title:	Vice President

[Signature page to Restructuring Support Agreement]

ING CAPITAL LLC,
as a Consenting RBL Lender

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Managing Director

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

[Signature page to Restructuring Support Agreement]

Compass Bank,
as a Consenting RBL Lender

By:	/s/ William H. Douning
Name:	William H. Douning
Title:	Senior Vice President

[Signature page to Restructuring Support Agreement]

COMERICA BANK,
as a Consenting RBL Lender

By:	/s/ Jeffrey M. Parilla
Name:	Jeffrey M. Parilla
Title:	Vice President

[Signature page to Restructuring Support Agreement]

Frost Bank
as a Consenting RBL Lender

By:	/s/ Dan Guarino
Name:	Dan Guarino
Title:	Executive Vice President

[Signature page to Restructuring Support Agreement]

REGIONS BANK,
as a Consenting RBL Lender

By:	/s/ J. Patrick Carrigan
Name:	J. Patrick Carrigan
Title:	Senior Vice President

[Signature page to Restructuring Support Agreement]

ENERVEST PARTIES:

ENERVEST, LTD.
By:	EnerVest Management GP, L.C.,
its general partner

By:	/s/ John B. Walker
Name:	John B. Walker
Title:	Chief Executive Officer

ENERVEST OPERATING, L.L.C.

By:	/s/ John B. Walker
Name:	John B. Walker
Title:	Executive Chairman

Exhibit A to the Restructuring Support Agreement

Execution Version

ev energy partners, L.P.

RESTRUCTURING TERM SHEET March 13, 2018

This term sheet (the “Restructuring term sheet”) DESCRIBES the material terms of the proposed restructuring (the “RESTRUCTURING”) of ev energy partners, L.P. ( “evep”) and CERTAIN OF ITS DIRECT AND INDIRECT SUBSIDIARIES AND AFFILIATES (collectively, the “company” or the “debtors”)1 pursuant to A PRE-PACKAGED CHAPTER 11 plan of reorganization (THE “PRE-PACKAGED PLAN”), which will BE filed in connection with VOLUNTARY cases (thE “CHAPTER 11 CASES”) TO BE commenced by the company UNDER CHAPTER 11 OF TITLE 11 OF THE UNITED STATES CODE (THE “BANKRUPTCY CODE”) in THE united states bankruptcy court for the district of Delaware (the “Bankruptcy Court”).

THIS RESTRUCTURING TERM SHEET IS FOR DISCUSSION PURPOSES ONLY AND DOES NOT CONSTITUTE AN OFFER OF SECURITIES OR A SOLICITATION OF THE ACCEPTANCE OR REJECTION OF A CHAPTER 11 PLAN OF REORGANIZATION FOR THE PURPOSES OF SECTION 1125 AND 1126 OF THE BANKRUPTCY CODE. ANY SUCH OFFER OR SOLICITATION WILL COMPLY WITH ALL APPLICABLE SECURITIES LAWS AND/OR PROVISIONS OF THE BANKRUPTCY CODE.

This RESTRUCTURING Term Sheet does not include a description of all of the terms, conditions, and other provisions that are to be contained in the Pre-Packaged Plan, and other definitive documentation governing the Restructuring. SUCH Definitive Documents shall satisfy the requirements of all applicable securities laws, the Bankruptcy Code, the RSA (AS DEFINED BELOW) and this RESTRUCTURING Term Sheet.

Overview

Restructuring Summary	To effectuate the Restructuring, EVEP, EV Energy GP, LP (“EV Energy GP”), EV Management LLC (“EV Management”), certain of EVEP’s wholly owned subsidiaries, EnerVest, Ltd. (“EnerVest”) EnerVest Operating, L.L.C. (“EVOC” and together with EnerVest, the “EnerVest Parties”), the Consenting Noteholders (as defined in the RSA), and the Consenting RBL Lenders (as defined in the RSA) shall execute a restructuring support agreement (the “RSA”) consistent in all respects with the material terms set forth herein. This Restructuring Term Sheet and the term sheet setting forth additional provisions regarding the treatment of the RBL Facility Claims (the “RBL Term Sheet”) shall be attached to, and incorporated into, the RSA.

[1]	The following entities will be Debtors: (a) EV Energy Partners, L.P.; (b) EV Properties, L.P.; (c) EV Properties GP, LLC; (d) Enervest Production Partners, Ltd.; (e) EVPP GP, LLC; (f) CGAS Properties, L.P.; (g) EVCG GP, LLC; (h) Enervest Monroe Marketing, Ltd.; (i) Enervest Monroe Gathering, Ltd.; (j) EV Energy GP, LP; (k) EV Management, LLC; (l) EV Energy Finance Corp; (m) Belden & Blake, LLC; and (n) EnerVest Mesa, LLC.

The effective date of the Restructuring (the “Effective Date”) will be the date on which all conditions to the effectiveness of the Pre-Packaged Plan have been satisfied or waived in accordance with its terms and the Pre-Packaged Plan has been consummated.

All of the Debtors from and after the Effective Date shall be referred to herein as the “Reorganized Debtors.”

Restructuring Documents	All documents implementing the Restructuring (collectively, the “Restructuring Documents”) shall be consistent in all material respect with this Restructuring Term Sheet and the RSA, as applicable, and, except as otherwise provided herein, shall be in form and substance acceptable to the Company and the Required Consenting Noteholders (as defined in the RSA), including, without limitation (i) the Pre-Packaged Plan and all documents contained in any supplement thereto, including any exhibits, schedules, amendments, modifications or supplements thereto, (ii) the disclosure statement for the Pre-Packaged Plan (the “Disclosure Statement”) and all other solicitation materials, (iii) the order confirming the Pre-Packaged Plan (the “Confirmation Order”), (iv) the order approving the Disclosure Statement (the “Disclosure Statement Order”), and (v) all other documents identified as “Restructuring Documents” in the RSA. To the extent set forth in the RSA, the Restructuring Documents shall also be in form and substance satisfactory to the Required Consenting RBL Lenders (as defined in the RSA).

Current Capital Structure

RBL Facility	Indebtedness under that certain reserve-based lending facility (the “RBL Facility”) among EVEP, as parent, EV Properties, L.P., as borrower, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), the guarantors party thereto, and the lenders signatory thereto from time to time (the “RBL Lenders”) (as may be amended, supplemented, amended and restated, or otherwise modified from time to time, the “RBL Credit Agreement”), comprising revolving loans in an aggregate principal amount outstanding of not less than $269,000,000 as of the date hereof (the “RBL Loans”) plus all accrued and unpaid interest, fees and other obligations payable under the RBL Credit Agreement.

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“RBL Facility Claims” shall mean any and all Claims (as defined in Bankruptcy Code section 101(5)) and obligations arising under or related to the RBL Facility.

Senior Notes

Indebtedness evidenced by those certain 8.00% senior unsecured notes due April 2019 (such notes the “Notes” and, the holders of such notes, the “Noteholders”), issued pursuant to that certain indenture, dated as of March 22, 2011 (as may be amended, supplemented, amended and restated, or otherwise modified from time to time, the “Indenture”), by and among EVEP, EV Energy Finance Corp., the guarantors party thereto, and U.S. Bank National Association as trustee (the “Notes Trustee”), in an aggregate principal amount outstanding of $343,348,000.

“Notes Claims” shall mean any and all Claims and obligations arising under or related to the Notes.

Existing Equity Interests	Ultimate equity interests in EVEP, including warrants, rights and options to acquire such equity interests (collectively, “Existing Equity Interests” and, the holders of such Existing Equity Interests, the “Existing Unitholders”).

Treatment of Claims and Interests

Administrative Expenses, Tax Claims, and Other Priority Claims	Each holder of an allowed administrative expense, priority tax Claim or other priority Claim shall be paid in full in cash on the Effective Date, or in the ordinary course of business as and when due, or otherwise receive treatment consistent with the provisions of Bankruptcy Code section 1129(a), in each case, as determined by the Debtors with the consent of the Required Consenting Noteholders (which consent shall not be unreasonably withheld, conditioned, or delayed).

Professional Fee Claims	All final requests for payment for professional services rendered or costs incurred on or after the petition date of the Chapter 11 Cases (the “Petition Date”) and on or prior to the Effective Date by professional persons retained by the Debtors or any statutory committee appointed in the Chapter 11 Cases pursuant to sections 327, 328, 329, 330, 331, 503(b), or 1103 of the Bankruptcy Code must be filed no later than sixty (60) days after the Effective Date.

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RBL Facility Claims	The RBL Facility Claims shall be allowed in the aggregate principal amount of approximately $269,237,600[2], plus accrued and unpaid interest as of the Effective Date, plus all fees, expenses and other amounts that constitute Secured Obligations (as defined in the Guarantee and Collateral Agreement).[3] The reasonable costs, fees and expenses of the Administrative Agent shall be paid in full, in cash on the Effective Date.

On the Effective Date, the RBL Credit Agreement shall be amended (the “Amended RBL Credit Agreement”) in a manner consistent with the RBL Term Sheet and otherwise in form and substance satisfactory to the Required Consenting Noteholders, the Required Consenting RBL Lenders, the Debtors and the administrative agent under the Amended RBL Credit Agreement (the “Exit Facility Agent”).

Each holder of an allowed RBL Facility Claim that votes to accept the Pre-Packaged Plan (the “Consenting RBL Lenders”) shall receive, in full and final satisfaction, settlement, release, and discharge of and in exchange for such Claim, (i) new revolving loans under the Amended RBL Credit Agreement in an amount equal to the principal amount of RBL Loans held by such Consenting RBL Lender as of the Effective Date, (ii) cash in an amount equal to the accrued but unpaid interest payable to such Consenting RBL Lender under the RBL Credit Agreement as of the Effective Date and (iii) unfunded commitments and letter of credit participation under the Amended RBL Credit Agreement equal to the unfunded commitments (if any) and letter of credit participation of such Consenting RBL Lender as of the Effective Date (it being understood the unfunded commitments and letter of credit participations of Non-Consenting RBL Lenders shall not be reallocated amongst the Consenting RBL Lenders and the Reorganized Debtors shall cash collateralize the letter of credit participations of such Non-Consenting RBL Lenders)).

[2]	Subject to increase to the extent of any further borrowings under the RBL Credit Agreement after the date hereof.
[3]	The Debtors do not anticipate any RBL Claims arising under any Secured Swap Agreement (as defined in the Guarantee and Collateral Agreement) because such Secured Swap Agreement will either not be terminated prior to the Effective Date or will not result in a Claim against the Debtors. To the extent a Secured Swap Agreement is terminated and results in a Claim, such Claim will be paid in cash in full on the Effective Date unless the holder thereof elects different treatment.

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Letters of credit issued and outstanding under the existing RBL Credit Agreement as of the Effective Date shall be deemed issued under the Amended RBL Credit Agreement, and the Consenting RBL Lenders will hold pro rata participations in such letters of credit, subject to such Consenting RBL Lender’s commitment amount.

Each holder of an allowed RBL Facility Claim that (x) votes to reject the Pre-Packaged Plan , or (y) fails to submit a ballot by the voting deadline (the “Non-Consenting RBL Lenders”) shall receive, in full and final satisfaction, settlement, release, and discharge of and in exchange for such Claim, (i) new term loans under a new term loan facility (the “Alternative Term Loan Facility”) in an amount equal to the RBL Loans held by such holder as of the Effective Date and (ii) cash in an amount equal to the accrued but unpaid interest payable to such Non-Consenting RBL Lender under the RBL Credit Agreement as of the Effective Date. The terms of the Alternative Term Loan Facility shall be as set forth in the RBL Term Sheet and otherwise in form and substance acceptable to the Required Consenting Noteholders, the Debtors, the Required Consenting RBL Lenders and the Exit Facility Agent.

The Non-Consenting RBL Lenders shall be deemed party to and bound by the credit agreement governing the Alternative Term Loan Facility (which may be the Amended RBL Credit Agreement) as of the Effective Date without the need of such Non-Consenting RBL Lenders executing signature pages.

Intercreditor arrangements in form and substance acceptable to the Exit Facility Agent, the agent for the Alternative Term Loan Facility (if any), the Required Consenting RBL Lenders, the Debtors and the Required Consenting Noteholders shall be incorporated into the Amended RBL Credit Agreement or a separate intercreditor agreement as such parties may determine.

Other Secured Claims	To the extent that any other secured Claims exist, on or as soon as practicable after the Effective Date, holders of such secured Claims allowed as of the Effective Date, if not paid previously, shall, at the option of the Debtors, with the consent of the Required Consenting Noteholders (which consent shall not be unreasonably withheld, conditioned, or delayed), either (i) be satisfied by payment in full in cash, (ii) have their Claims reinstated pursuant to section 1124 of the Bankruptcy Code, or (iii) receive such other recovery as is necessary to satisfy section 1129 of the Bankruptcy Code.

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Notes Claims	The Notes Claims shall be allowed in the aggregate principal amount of approximately $343,348,000, plus accrued and unpaid interest as of the Petition Date. The reasonable costs, fees and expenses of the Indenture Trustee as provided under the Indenture shall be paid in full, in cash on the Effective Date.

On the Effective Date, in full and final satisfaction, settlement, release, and discharge of and in exchange for the Notes Claims, each holder of a Notes Claim shall receive its pro rata share of 95% of the shares of common stock of New EVEP Parent Inc. (as defined below) (the “New Equity Interests”) (subject to dilution by the MIP Shares and New Equity Interests issued in respect of the New Warrants (each as defined below)), which New Equity Interests are expected to be issued under the Pre-Packaged Plan in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended, under section 1145 of the Bankruptcy Code, or to the extent unavailable, another available exemption from registration.

General Unsecured Claims	On the Effective Date or as soon as reasonably practicable thereafter, except to the extent that a holder of an allowed general unsecured claim has already been paid during the Chapter 11 Cases or such holder agrees to less favorable treatment, in full and final satisfaction, settlement, release, and discharge of and in exchange for its allowed general unsecured claim, each holder of an allowed general unsecured claim shall receive, at the applicable Debtor’s option: (i) if such allowed general unsecured claim is due and payable on or before the Effective Date, payment in full, in cash, of the unpaid portion of its allowed general unsecured claim; (ii) if such allowed general unsecured claim is not due and payable before the Effective Date, payment in the ordinary course of business consistent with past practices; or (iii) other treatment, as may be agreed upon by the Debtors, the Required Consenting Noteholders and the holder of such allowed general unsecured claim, such that the allowed general unsecured claim shall be rendered unimpaired pursuant to section 1124(1) of the Bankruptcy Code.

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Existing Equity Interests	On the Effective Date, each Existing Unitholder, in full and final satisfaction, settlement, release, and discharge of and in exchange for its Existing Equity Interests, shall receive its pro rata share of (i) 5% of the New Equity Interests (subject to dilution by the MIP Shares and New Equity Interests issued in respect of the New Warrants), which New Equity Interests are expected to be issued under the Pre-Packaged Plan in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended, under section 1145 of the Bankruptcy Code, or to the extent unavailable, another available exemption from registration and (ii) 5-year warrants for 8% of the New Equity Interests (subject to dilution by the MIP Shares), with a strike price set at an equity value at which the Noteholders would receive a recovery equal to par plus accrued and unpaid interest as of the Petition Date in respect of the Notes (after taking into account value dilution on account of the Initial MIP Allocation (as defined below)), (the “New Warrants”) and with such other terms as are acceptable to the Debtors and the Required Consenting Noteholders, which New Warrants and New Equity Interests issuable upon the exercise of such New Warrants are expected to be issued under the Pre-Packaged Plan in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended, under section 1145 of the Bankruptcy Code, or to the extent unavailable, another available exemption from registration.

Intercompany Claims	All allowed pre-petition or post-petition Claims held by a Debtor against any other Debtor shall be adjusted, continued or discharged to the extent determined appropriate by the Debtors, with the consent of the Required Consenting Noteholders (which consent shall not be unreasonably withheld, conditioned, or delayed).

Intercompany Interests	All equity interests in a Debtor that are held by another Debtor shall be reinstated for administrative convenience, except to the extent different treatment is required for the purposes of implementing the Reorganized Debtors’ Corporate Structure (as defined below), as determined by the Required Consenting Noteholders, in consultation with the Debtors.

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Other Terms

Corporate Structure of Reorganized Debtors	Unless the Required Consenting Noteholders determine otherwise, in consultation with the Debtors and the Administrative Agent, the corporate structure of the Reorganized Debtors (the “Reorganized Debtors’ Corporate Structure”) will result in the Reorganized Debtors emerging on the Effective Date with New EVEP Parent Inc. (as defined below), a C-corporation, as the ultimate parent. A summary of the Restructuring Transactions (as defined below) are described below.

Summary of Restructuring Transactions	Pursuant to the Plan, the following transactions (the “Restructuring Transactions”) shall occur in the order specified below:

1.	On the Effective Date, (i) the members of the Ad Hoc Committee[4] will contribute their Notes (the “Contributed Notes”) to a newly formed C-corporation (“New EVEP Parent Inc.”) in exchange for all of the then outstanding New Equity Interests, (ii) EV Midstream, LP (which will make a “check the box” election to be taxed as a corporation subsequent to the transfer of its equity to Acquisition, Inc.), will transfer $790,000 to New EVEP Parent Inc. in exchange for 79% of preferred equity of New EVEP Parent Inc. (the “Class A Preferred”), and (iii) the remaining 21% of the Class A Preferred will be distributed to one or more employees of the Reorganized Debtors (or EnerVest) and/or members of the New Board (as defined below), as determined by the Debtors and the Required Consenting Noteholders; provided that such employee(s) and/or member(s) of the New Board do not own any Existing Equity Interests. The Class A Preferred is expected to be issued in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended, under section 1145 of the Bankruptcy Code, or to the extent unavailable, another available exemption from registration.

2.	On the Effective Date and in connection with step 1, New EVEP Parent Inc. will contribute to a newly formed subsidiary (“Acquisition Inc.”) (i) the Contributed Notes, (ii) a number of shares of New Equity Interests sufficient to satisfy (a) the Notes Claims other than the Notes Claims in respect of the Contributed Notes and (b) shares of New Equity Interests to be distributed to the Existing Unitholders, and (iii) New Warrants to be distributed to the Existing Unitholders. In the transaction, New EVEP Parent Inc. receives all of the stock of Acquisition Inc.

[4]	“Ad Hoc Committee” means that certain ad hoc group of Senior Noteholders represented by Akin Gump Strauss Hauer & Feld LLP.

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3.	On the Effective Date, Acquisition Inc. will acquire all of the assets of EVEP and certain liabilities not discharged, satisfied or as otherwise provided for under the Pre-Packaged Plan in exchange for (i) the Contributed Notes, (ii) the New Equity Interests it received from New EVEP Parent Inc., and (iii) the New Warrants.

4.	On the Effective Date, the Company will distribute the New Equity Interests and the New Warrants, as applicable, it received from Acquisition Inc. to the (i) Noteholders that did not contribute Contributed Notes and (ii) Existing Unitholders.

At the conclusion of these steps, the Noteholders will directly own 95% of the New Equity Interests and 5% will be owned by the Existing Unitholders, subject in each case to dilution by the MIP Shares, and New Equity Interests issued in respect of the New Warrants.

Tax Matters	The Restructuring and the transactions related thereto will be structured to minimize cancellation of-debt income for the Existing Unitholders and otherwise structured in a tax efficient manner for the Company and the Noteholders, in each case as mutually agreed by the Company and the Required Consenting Noteholders, provided that such structure must not have adverse tax consequences for the Noteholders, as determined by the Required Consenting Noteholders.

Corporate Governance Documents	The corporate governance documents for the Reorganized Debtors (the “Corporate Governance Documents”) shall be in form and substance acceptable to the Required Consenting Noteholders in their sole discretion; provided that the Corporate Governance Documents shall also be subject to the consent of the Debtors (which consent shall not be unreasonably withheld, conditioned, or delayed). The Corporate Governance Documents shall include a registration rights agreement for the benefit of the Consenting Noteholders.

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New Board	The board of directors of New EVEP Parent Inc. (the “New Board”) will consist of 5–7 members, one of whom shall be the chief executive officer of New EVEP Parent Inc., and the remainder of whom shall be designated by the Required Consenting Noteholders. Current members of the board of directors of EVEP who wish to serve on the New Board shall be interviewed by the Consenting Noteholders.

Class A Preferred	The Class A Preferred will (i) have a cumulative initial face amount of $1,000,000.00, (ii) be entitled to a semiannual dividend (which shall be in kind unless New EVEP Parent Inc. elects otherwise) at the annual rate of 5% unless mutually agreed otherwise by the Debtors and Required Consenting Noteholders, (iii) be entitled to vote to elect one director in the event that dividends with respect to such Class A Preferred shall not have been paid for a period of two consecutive quarters (it being understood that payment of a dividend in kind shall not be a failure to pay such dividend), (iv) shall not be able to be redeemed for a period of at least two (2) years from the Effective Date, (v) shall be optionally redeemable by New EVEP Parent Inc. (at any time after five (5) years from the Effective Date), (vi) shall be subject to redemption after 21 years from the Effective Date at the election of the holders, and (vii) upon a sale, shall receive par plus any accrued dividends.

Management Incentive Plan; Employment Agreements	The New Board will adopt a management incentive plan (the “MIP”), pursuant to which up to 6% of the New Equity Interests outstanding on the Effective Date (on a fully diluted and fully distributable basis) (the “MIP Shares”) shall be reserved for grant to participants. Three percent (3%) of the New Equity Interests outstanding on the Effective Date (on a fully diluted and fully distributable basis) (i.e., 50% of the maximum amount of MIP Shares) shall be allocated to participants in the MIP on or shortly following the Effective Date (the “Initial MIP Allocation”) in a manner mutually agreed by the Company and the Required Consenting Noteholders. The award granted pursuant to the Initial MIP Allocation shall vest over the three-year period following the Effective Date, with one-third of such Initial MIP Allocation vesting on each of the first three anniversaries of the Effective Date, subject to the participant’s continued employment on any applicable vesting date. In addition to the time vesting component applicable to the entire award granted pursuant to the Initial MIP Allocation, the vesting of 50% of such award also shall be based on the attainment of specified metrics based upon the performance of the Reorganized Debtors, which metrics shall be mutually agreed by the Debtors and the Required Consenting Noteholders. Any grants of the remaining New Equity Interests constituting MIP Shares shall be based upon the Reorganized Debtors post-emergence performance and be on such other terms as determined by the New Board. All of the MIP Shares shall be full value awards (i.e., restricted stock units (or their equivalent based upon the Reorganized Debtors’ Corporate Structure)).

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The Debtors’ existing management employment agreements shall be amended to account for the Reorganized Debtors’ corporate structure and the other terms of the Plan.

New Omnibus Agreement	On the Effective Date, (i) that certain omnibus agreement by and among EnerVest, EV Management, EV Energy GP, EVEP and EV Properties, L.P. entered into on September 29, 2006 (as may be amended, supplemented, amended and restated or otherwise modified from time to time, the “Existing Omnibus Agreement”) shall be terminated (subject to the satisfaction of any payment obligations thereunder due and owing in connection with such termination, which payments shall be agreed to by the Debtors, the Required Consenting Noteholders, and the EnerVest Omnibus Parties) and be of no further force and effect and (ii) (a) the Reorganized Debtors and (b) EnerVest and EVOC (the “EnerVest Omnibus Parties” shall enter into a new omnibus agreement (the “New Omnibus Agreement”) governing the reimbursement of general and administrative expenses incurred by the EnerVest Omnibus Parties on behalf of the Reorganized Debtors (the “G&A Expenses”), which New Omnibus Agreement shall be in form and substance acceptable to the Debtors, the Required Consenting Noteholders, and the EnerVest Omnibus Parties, and which also shall be subject to the consent of the Administrative Agent (which consent shall not be unreasonably withheld).

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The New Omnibus Agreement shall provide for the payment by the Reorganized Debtors of a monthly fee (the “Monthly Fee”), which fee shall cover any and all G&A Expenses incurred by the EnerVest Omnibus Parties on behalf of the Reorganized Debtors; provided that the New Omnibus Agreement shall also contain a provision regarding the reimbursement by the Reorganized Debtors of the EnerVest Omnibus Parties on account of extraordinary expenses not covered by the Monthly Fee (the “Extraordinary Expenses”), which provision will contain restrictions and limitations with respect to the Reorganized Debtors’ obligations to provide reimbursement for any such expenses; provided, further, that the New Omnibus Agreement also shall provide that other than (x) pursuant to the Monthly Fee and the provisions addressing the reimbursement of Extraordinary Expenses and (y) any payments that the Reorganized Debtors are contractually required to make to the EnerVest Parties pursuant to any joint operating agreements, the Reorganized Debtors shall have no other obligations to make payments to, or for the benefit of, the EnerVest Omnibus Parties, unless (A) prior to the Effective Date, such obligation is subject of a separate written agreement in form and substance acceptable to the Debtors, the Required Consenting Noteholders, and the EnerVest Parties, and which also shall be subject to the consent of the Administrative Agent (which consent shall not be unreasonably withheld) or (B) after the Effective Date, such obligation is approved by the New Board.

Payroll Process and Employee Benefits

The Debtors, the Required Consenting Noteholders and the EnerVest Parties shall negotiate in good faith regarding whether the EnerVest Parties (or any of their affiliates) will continue to provide, after the Effective Date, payroll processing, employee benefits and other related services substantially similar to those in effect on the date hereof (collectively, the “Employee Services/Benefits”) to or for the benefit of employees of the Reorganized Debtors.

To the extent the EnerVest Parties (or any of their affiliates) agree to continue to provide such Employee Services/Benefits after the Effective Date, on or prior to the Effective Date, the Reorganized Debtors and the EnerVest Parties (or their affiliates) shall enter into a services agreement with respect thereto, which agreement shall be in form and substance mutually acceptable to the Debtors, the Required Consenting Noteholders and the EnerVest Parties.

To the extent the EnerVest Parties (or their affiliates) do not agree to continue to provide such Employee Services/Benefits after the Effective Date, on the Effective Date the Reorganized Debtors shall hire a third-party benefits provider, which provider will administer new compensation and benefits plans, in each case acceptable to the Debtors and the Required Consenting Noteholders.

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Other Operating Agreements	Joint operating agreements and other operating agreements to which the Debtors are currently party shall be modified in a manner acceptable in form and substance to the Required Consenting Noteholders, and which modifications, if any, also shall be subject to the consent of the Administrative Agent (which consent shall not be unreasonably withheld).

Executory Contracts and Unexpired Leases

Each executory contract and unexpired lease shall be assumed or rejected as determined by the Debtors, with the consent of the Required Consenting Noteholders; provided that the Pre-Packaged Plan shall provide that all executory contracts and unexpired leases shall be deemed assumed unless expressly rejected.

Restructuring Expenses	The Debtors shall pay all reasonable and documented fees and out of pocket expenses of (i) one primary counsel to the Ad Hoc Committee, Akin Gump Strauss Hauer & Feld LLP, (ii) one local counsel to the Ad Hoc Committee (if necessary), (iii) one financial advisor to the Ad Hoc Committee, Intrepid Financial Partners, (iv) one primary counsel for the Administrative Agent, Simpson Thacher & Bartlett LLP, (v) one local counsel to the Administrative Agent (if necessary) and (vi) one financial advisor to the Administrative Agent, RPA Advisors, in each case, that are due and owing after receipt of applicable invoices, without any requirement for the filing of fee or retention applications in the Chapter 11 Cases, with any balance(s), including estimates of fees and expenses to be incurred through the Effective Date, paid on the Effective Date (collectively, the “Restructuring Expenses”).

Conditions Precedent to Consummation of the Pre-Packaged Plan

The Pre-Packaged Plan shall contain customary conditions to effectiveness as may be agreed upon by the Debtors and the Required Consenting Noteholders and the Required Consenting RBL Lenders, including, without limitation:

•	the Amended RBL Credit Agreement and, if necessary, the Alternative Term Loan Facility, including, in each case, all documentation related thereto, shall be in form and substance consistent with the RBL Term Sheet and otherwise in form and substance acceptable to the Debtors, the Required Consenting RBL Lenders, the Exit Facility Agent and the Required Consenting Noteholders;

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•	the New Omnibus Agreement shall be in form and substance acceptable to the Debtors, the Required Consenting Noteholders, and the EnerVest Omnibus Parties, and also shall be subject to the consent of the Administrative Agent (which consent shall not be unreasonably withheld);

•	the joint operating agreements and other operating agreements to which the Company is currently a party shall be modified in a manner in form and substance acceptable to the Debtors, and the Required Consenting Noteholders and which modifications, if any, also shall be subject to the consent of the Administrative Agent (which consent shall not be unreasonably withheld);

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the New Warrants and the agreement governing the New Warrants (the “New Warrant Agreement”) shall be in form and substance acceptable to the Debtors, the Required Consenting Noteholders and the EnerVest Parties;

•	the Corporate Governance Documents and any organizational documents for the Reorganized Debtors shall be in form and substance acceptable to the Required Consenting Noteholders in their sole discretion; provided that the Corporate Governance Documents shall also be subject to the consent of the Debtors (which consent shall not be unreasonably withheld, conditioned or delayed);

•	the Bankruptcy Court shall have entered the Disclosure Statement Order, in form and substance acceptable to the Debtors, the Required Consenting RBL Lenders and the Required Consenting Noteholders;

•	the Bankruptcy Court shall have entered the Confirmation Order in form and substance acceptable to the Debtors, the Required Consenting RBL Lenders and the Required Consenting Noteholders, which order shall have become a final order that is not stayed;

•	the Debtors shall have paid the Restructuring Expenses in full, in cash; and

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•	the Debtors shall have received all governmental or other approvals required to effectuate the terms of the Pre-Packaged Plan.

Retained Causes of Action	The Pre-Packaged Plan shall contain customary provisions regarding retention of causes of action.

Debtor and Third Party Releases	“Released Party” means, collectively, in each case solely in their respective capacities as such: (a) the Debtors and the Reorganized Debtors; (b) the Consenting Noteholders and all other Noteholders; (c) the Notes Trustee; (d) the Ad Hoc Committee and its members; (d) the Consenting RBL Lenders; (e) the Administrative Agent; (f) each of the EnerVest Parties; and (g) with respect to each of the foregoing entities described in clauses (a) through (f), such entity’s current and former affiliates, partners, subsidiaries, officers, directors, principals, employees, agents, managed funds, advisors, attorneys, accountants, investment bankers, consultants, representatives, and other professionals, together with their respective successors and assigns, in each case in their capacity as such.

Debtor Releases. Pursuant to section 1123(b) of the Bankruptcy Code, and except as otherwise specifically provided in the Plan, on and after the Effective Date, the Released Parties shall be deemed released and discharged by the Debtors, their estates, and the Reorganized Debtors from any and all claims, obligations, debts, rights, suits, damages, causes of action, remedies, and liabilities whatsoever, including any derivative claims asserted on behalf of the Debtors or Reorganized Debtors, whether known or unknown, foreseen or unforeseen, existing or hereinafter arising, in law, equity, or otherwise, that the Debtors, their respective estates or the Reorganized Debtors would have been legally entitled to assert in their own right (whether individually or collectively) or on behalf of the holder of any claim or equity interest or other entity, based on or relating to, or in any manner arising from, in whole or in part, the Debtors, the Reorganized Debtors, the Restructuring, the Chapter 11 Cases, the purchase, sale, or rescission of the purchase or sale of any security or loans of the Debtors or the Reorganized Debtors, the subject matter of, or the transactions or events giving rise to, any claim or equity interest that is treated in the Pre-Packaged Plan, the business or contractual arrangements between any Debtor and any Released Party, the restructuring of claims and equity interests prior to or in the Chapter 11 Cases, the RSA, the negotiation, formulation, or preparation of the Pre-Packaged Plan, the Disclosure Statement, or any other Restructuring Documents, any other act or omission, transaction, agreement, event, or other occurrence taking place on or before the Effective Date, other than claims or liabilities arising out of or relating to any act or omission of a Released Party that constitutes fraud, willful misconduct or gross negligence; provided that the foregoing shall not operate to waive and release any claims, obligations, debts, rights, suits, damages, causes of action, or remedies of the Debtors or Reorganized Debtors (x) expressly preserved by the Pre-Packaged Plan or (y) arising under or related to any agreements or documents executed to implement the Pre-Packaged Plan and the Restructuring or assumed pursuant to the Pre-Packaged Plan.

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Third-Party Releases. As of the Effective Date, (a) the Consenting Noteholders; (b) the Consenting RBL Lenders; (c) the Notes Trustee; (d) the Administrative Agent; (e) the EnerVest Parties; (f) each holder of a Claim entitled to vote to accept or reject the Pre-Packaged Plan that (i) votes to accept the Pre-Packaged Plan or (ii) votes to reject the Pre-Packaged Plan or does not vote to accept or reject the Pre-Packaged Plan but does not affirmatively elect to “opt out” of being a releasing party by timely objecting to the Pre-Packaged Plan’s third-party release provisions; (g) each holder of a Claim or Existing Equity Interest that is Unimpaired and presumed to accept the Pre-Packaged Plan; (h) each holder of a Claim or Existing Equity Interest that is deemed to reject the Pre-Packaged Plan that does not affirmatively elect to “opt out” of being a releasing party by timely objecting to the Pre-Packaged Plan’s third-party release provisions; and (i) with respect each of the Debtors, the Reorganized Debtors and the foregoing entities described in clauses (a) through (h), such entities’ current and former affiliates, and such entities’ and such affiliates’ partners, subsidiaries, predecessors, current and former directors, managers, officers, equity holders (regardless of whether such interests are held directly or indirectly), members, officers, principals, employees, agents, managed accounts or funds, advisors, attorneys, accountants, investment bankers, consultants, representatives, management companies, fund advisors, and other professionals, together with their respective successors and assigns, in each case in their capacity as such, shall be deemed to have conclusively, absolutely, unconditionally, irrevocably, and forever released and discharged the Debtors, the Reorganized Debtors and the Released Parties from any and all claims, equity interests, obligations, debts, rights, suits, damages, causes of action, remedies, and liabilities whatsoever, including any derivative claims asserted on behalf of a Debtor or Reorganized Debtor, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, that such Person would have been legally entitled to assert (whether individually or collectively), based on or relating to, or in any manner arising from, in whole or in part, the Debtors, the Reorganized Debtors, the Restructuring, the Chapter 11 Cases, the RSA, the purchase, sale, or rescission of the purchase or sale of any security or loans of the Debtors, the subject matter of, or the transactions or events giving rise to, any claim or equity interest that is treated in the Pre-Packaged Plan, the business or contractual arrangements between any Debtor and any Released Party, the restructuring of claims and equity interests prior to or in the Chapter 11 Cases, the negotiation, formulation, or preparation of the Pre-Packaged Plan, the Disclosure Statement, or any other Restructuring Documents, any other act or omission, transaction, agreement, event, or other occurrence taking place on or before the Effective Date, other than claims or liabilities arising out of or relating to any act or omission of a Released Party that constitutes fraud, willful misconduct or gross negligence; provided that the foregoing shall not operate to waive and release any claims, obligations, debts, rights, suits, damages, causes of action, or remedies of the Debtors or Reorganized Debtors (x) expressly preserved by the Pre-Packaged Plan or (y) arising under or related to any agreements or documents executed to implement the Pre-Packaged Plan and the Restructuring or assumed pursuant to the Pre-Packaged Plan.

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Exhibit B to the Restructuring Support Agreement

Execution Version

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Summary of Terms and Conditions

March 13, 2018

Set forth below is a summary of the principal terms and conditions for the Amended Revolving Credit Facility (defined below) and does not constitute a commitment to lend or otherwise provide any financing. Any commitment will be set forth in the Restructuring Support Agreement to which this Exhibit B is attached and be subject to the satisfaction of the conditions precedent contemplated herein. Unless otherwise indicated, capitalized terms used but not defined herein have the meanings set forth in the Existing Credit Agreement (defined below).

I.	Parties

Borrower:	EV Properties, L.P. (as such entity may be reorganized pursuant to an Acceptable Plan of Reorganization (as defined below)) (the “Borrower”).

Parent	New EVEP Parent, Inc. (as defined in the Restructuring Support Agreement) (the “Parent”).

Guarantors:	Each of the Borrower’s direct and indirect, existing and future, wholly-owned material subsidiaries (the “Subsidiaries”) and the Parent (each a “Guarantor”, collectively, the “Guarantors” and, together with the Borrower, the “Loan Parties”).

Sole Lead Arranger and Sole Bookrunner:	JPMorgan Chase Bank, N.A. (“JPMorgan” and in such capacity, the “Lead Arranger”).

Administrative Agent:	JPMorgan (in such capacity, the “Administrative Agent”).

Syndication Agent:	Wells Fargo Bank, National Association (in such capacity, the “Syndication Agent”).

Co-Documentation Agents:	BBVA Compass and Citibank, N.A. (collectively, in such capacity, the “Co-Documentation Agents”); and together with the Administrative Agent and the Syndication Agent, each an “Agent.”

Lenders:	A syndicate of banks, financial institutions and other entities consisting of Participating Lenders[1], including JPMorgan, [and Non-Participating Lenders2] arranged by the Lead Arranger (collectively, the “Lenders”).

[1]	A “Participating Lender” is a Lender that (i) executes the Restructuring Support Agreement or (ii) does not execute the Restructuring Support Agreement but votes to accept an Acceptable Plan of Reorganization.

[2]	A “Non-Participating Lender” is a Lender that (i) does not execute the Restructuring Support Agreement and (ii) (x) votes to reject an Acceptable Plan of Reorganization or (y) fails to properly submit a ballot.

II.	Amended Revolving Credit Facility

Type and Amount of Facility:	A revolving credit facility (the “Amended Revolving Credit Facility”) in the maximum amount of $1.0 billion (the loans thereunder, the “Revolving Credit Loans”).

Availability:	The Amended Revolving Credit Facility shall be available on a revolving basis during the period commencing on the Closing Date and ending on the Revolving Credit Termination Date (defined below) in accordance with the terms hereof. Amounts available under the Amended Revolving Credit Facility at any time shall equal the lesser of the Aggregate Maximum Credit Amounts and the Borrowing Base then in effect, minus the sum of the total credit exposure of the Participating Lenders under the Amended Revolving Credit Facility (the “Revolving Credit Exposure”), the principal amount of all outstanding Alternative Term Loans and unfunded Commitments of the Non-Participating Lenders under the Existing Credit Agreement immediately prior to the Closing Date which are not assumed by Participating Lenders.

Letters of Credit:	Same as Existing Credit Agreement, provided that as of the Closing Date the LC Commitment shall equal $50.0 million. Letters of Credit outstanding under the Existing Credit Agreement shall be deemed issued and outstanding under the Amended Revolving Credit Facility.

Borrowing Base:	Same as Existing Credit Agreement; provided:

The Borrowing Base will be $325.0 million from Closing Date until, subject to any Automatic Adjustments (as defined below), April 1, 2019; provided, no party shall request an Interim Redetermination prior to April 1, 2019.

The initial Scheduled Redetermination shall occur no later than April 1, 2019 (the “Initial Scheduled Redetermination”) (with no decrease of the Borrowing Base, other than any Automatic Adjustments, to take effect before such date), based upon the year-end report(s) prepared by Wright & Co., Cawley, Gillespie & Associates, Inc., or other nationally recognized independent reserve engineer(s) dated as of December 31, 2018 (the “Initial Reserve Report”) and other related information.

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The Borrowing Base shall be subject to automatic reductions (each an “Automatic Adjustment”) between redeterminations in connection with:

(i) certain sales or other dispositions (including casualty events) of proved oil and gas reserves included in the most recently delivered Reserve Report, with an aggregate fair market value (as determined by the Administrative Agent) exceeding five percent (5%) of the Borrowing Base then in effect, (ii) any early termination or monetization of or creation of offsetting positions with respect to any hedge or swap agreements given lending value in the then effective Borrowing Base which, when taken together (net of any replacement hedge or swap agreements), have an aggregate lending value exceeding five percent (5%) of the Borrowing Base then in effect, (iii) the issuance of any permitted Unsecured Funded Debt (as defined below) and (iv) the Borrower’s inability, following the expiration of a 60-day cure period, to provide title information with respect to eighty-five percent (85%) of the Oil and Gas Properties included in the most recently delivered Reserve Report.

As used in the Facility Documentation (defined below), “Borrowing Base Deficiency” shall mean, at any time, the sum of the total Revolving Credit Exposure and the principal amount of all outstanding Alternative Term Loans exceeds the Borrowing Base then in effect.

Maturity:	February 26, 2021 (the “Revolving Credit Termination Date”).

Purpose:	The proceeds of the Revolving Credit Loans shall be used to amend and restate the Existing Credit Agreement and related Loan Documents, to finance the Loan Parties’ emergence from the Chapter 11 Cases (as defined in the Restructuring Term Sheet) and for general corporate purposes (including financing working capital needs) of the Borrower and its Subsidiaries in the ordinary course of business.

Non-Participating Term Loan:	Non-Participating Lenders shall receive term loans (the “Alternative Term Loans”) subject to the following terms:

(a) Alternative Term Loans shall bear interest at a rate equal to LIBOR plus 1.250% per annum and mature on the fifth anniversary of the Closing Date;

(b) Alternative Term Loans shall be secured equally and ratably with the Revolving Credit Loans;

(c) Alternative Term Loans shall not amortize or be prepaid prior to the termination and repayment in full of the Amended Revolving Facility; provided, if the Revolving Credit Loans are required to be prepaid with the proceeds of any sales or other dispositions (including casualty events) of Property then the Alternative Term Loans shall be prepaid pro rata, subject to customary exceptions and the expiration of a one year reinvestment option; provided, further, that the Alternative Term Loans may be prepaid with the proceeds of an issuance of equity interests (other than Disqualified Capital Stock) of the Borrower or prepaid with the proceeds of permitted refinancing debt on terms to be agreed.

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(d) The Loan Parties shall not be required to make any representations, warranties or covenants in connection with the Alternative Term Loans and defaults applicable to the Alternative Term Loans shall be limited to payment and bankruptcy Events of Default applicable to the Revolving Credit Loans;

(e) The voting rights of Non-Participating Lenders under the Facility Documentation shall be restricted to matters concerning Alternative Term Loan economics and other items materially adverse to such Lenders.

III.	Certain Payment Provisions

Facility Fees, Letter of Credit Fees and Interest Rates for Participating Lenders:	Same as Existing Credit Agreement; provided, as used in the Facility Documentation, “Borrowing Base Utilization Percentage” shall mean, as of any day, the fraction expressed as a percentage the numerator of which is the sum of the Revolving Credit Exposures on such day plus the aggregate principal amount of all outstanding Alternative Term Loans, and the denominator of which is the Borrowing Base in effect on such day.

Upfront Fees:	Forty-five (45) basis points on each Participating Lender’s final allocated commitment under the Borrowing Base on the Closing Date.

Prepayments and Commitment Reductions:	Same as Existing Credit Agreement.

IV.	Certain Conditions

Initial Conditions:	The availability of the Amended Revolving Credit Facility shall be conditioned upon satisfaction of conditions precedent which are usual and customary for financings of this type, including, among other things, the following (the date upon which all such conditions precedent shall be satisfied, the “Closing Date”):

(a) The Loan Parties shall have executed and delivered satisfactory definitive financing documentation with respect to the Amended Revolving Credit Facility and, if applicable, the Alternative Term Loans (the “Credit Documentation”) and the associated collateral security documentation (the “Collateral Documentation”; together with the Credit Documentation, the “Facility Documentation”).

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(b) The Lenders, the Administrative Agent and the Lead Arranger shall have received all fees required to be paid, and all expenses for which invoices have been presented, on or before the Closing Date.

(c) All governmental and third party approvals necessary or, in the discretion of the Administrative Agent, advisable in connection with the financing contemplated hereby and the continuing operations of the Loan Parties shall have been obtained and be in full force and effect.

(d) The Participating Lenders shall have received satisfactory pro forma, consolidated and consolidating financial statements of the Parent and its subsidiaries for the most recent fiscal quarter ended prior to the Closing Date.

(e) The Administrative Agent shall be reasonably satisfied that the Collateral Documentation creates first priority, perfected liens and security interests on (i) one hundred percent (100%) of the equity interests in the Borrower and each Guarantor (other than Parent) and (ii) substantially all other assets of the Loan Parties (other than certain excluded assets and subject to certain permitted liens and other customary exceptions), including a first priority perfected lien on (A) all cash and cash equivalents held in deposit accounts (other than excluded accounts) and securities accounts and (B) not less than ninety-five percent (95%) of the value of the Oil and Gas Properties evaluated in the Pre-Petition Reserve Report.[3]

(f) (i) the Restructuring Support Agreement shall be in full force effect as to Lenders under the Existing Credit Agreement holding no less than 66.667% of the “Revolving Credit Exposure” thereunder; (ii) the Acceptable Plan of Reorganization shall have been confirmed by the Bankruptcy Court pursuant to a confirmation order in form and substance satisfactory to the Administrative Agent, which order has become a final order (unless the Administrative Agent waives the need for a final order); (iii) all conditions to the effectiveness of the Acceptable Plan of Reorganization shall have been satisfied or waived in accordance with the terms of the Acceptable Plan of Reorganization (other than the closing of the Amended Revolving Credit Facility); and (iv) the effective date of such Acceptable Plan of Reorganization shall have occurred (or shall occur contemporaneously with the closing of the Amended Revolving Credit Facility).

[3]	The “Pre-Petition Reserve Report” means the Reserve Report most recently delivered in connection with the Existing Credit Agreement.

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(g) The Administrative Agent shall have received, at least five days prior to the Closing Date, all documentation and other information regarding the Loan Parties requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act.

(h) The Participating Lenders shall have received such legal opinions, certificates (including certificates of a secretary and a responsible officer of the Parent, Borrower or such other Loan Party, as applicable, a solvency certificate and a compliance certificate), documents and other instruments as are customary for transactions of this type or as the Administrative Agent may reasonably request, in each case in form and substance reasonably acceptable to the Administrative Agent.

(i) The Administrative Agent shall have received title information reasonably satisfactory to the Administrative Agent in form and substance, on at least 85% of the total value of the Oil and Gas Properties evaluated in the Pre-Petition Reserve Report.

The term “Acceptable Plan of Reorganization” means a plan of reorganization having the terms and conditions consistent in all respects with the Restructuring Term Sheet attached to the Restructuring Support Agreement as Exhibit A (as in effect on the date hereof or amended in accordance with the terms of the Restructuring Support Agreement) and otherwise in form and substance satisfactory to the Administrative Agent and the Required Consenting RBL Lenders under the Restructuring Support Agreement; provided, however, that any modifications to the terms of such plan of reorganization as reflected in the Restructuring Term Sheet as in effect on the date hereof that (i) adversely impacts the treatment of the claims of the Participating Lenders which will issue or will be deemed to issue Revolving Credit Loans on the Closing Date, (ii) alters the proposed debt capital structure of the Reorganized Debtors or (iii) creates any new material obligations on the Participating Lenders other than as contemplated herein and in the Restructuring Term Sheet as of the date hereof, shall require the consent of all Participating Lenders; provided, further, however, if any Participating Lender does not provide such consent, but consent is otherwise provided by Required Consenting RBL Lenders, such Participating Lender will be deemed a Non-Participating Lender. For purposes of this paragraph, the terms “Reorganized Debtors”, “Required Consenting RBL Lenders” and “Restructuring Term Sheet” have the meaning given such terms in the Restructuring Support Agreement.

On-Going Conditions:	Same as Existing Credit Agreement.

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V.	Certain Documentation Matters

The Credit Documentation shall contain representations, warranties, covenants and events of default substantially similar to those contained in the Existing Credit Agreement with such modifications as are set forth herein or as are customary for financings of this type (including modification of baskets and thresholds to be agreed), including the following:

Financial Covenants:	Commencing with the first full fiscal quarter ended after the Closing Date:

1.	Ratio of Total Debt to EBITDAX for the most recent period of four fiscal quarters for which financial statements are available (the “Leverage Ratio”) not in excess of 4.0 to 1.0.

2.	Ratio of (i) consolidated current assets (including unused availability under the Amended Revolving Credit Facility, but excluding non-cash assets under FAS 133) to (ii) consolidated current liabilities (excluding non-cash obligations under FAS 133 and current maturities under this Agreement) not less than 1.0 to 1.0.

For purposes of determining the ratio of Total Debt to EBITDAX for the first three fiscal quarters of the Parent following the Closing Date, EBITDAX shall equal (i) EBITDAX for the first such fiscal quarter multiplied by 4, (ii) EBITDAX for the first two such fiscal quarters multiplied by 2 and (iii) EBITDAX for the first three such fiscal quarters multiplied by 4/3, respectively.

Unsecured Funded Debt:	After the date of the Initial Scheduled Redetermination, the Borrower and/or one or more of its Subsidiaries may issue unsecured funded debt (in whatever form, “Unsecured Funded Debt”) in an aggregate principal amount at any time outstanding not to exceed $350 million; provided that, at the time of such issuance, (i) no Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing or result therefrom, (ii) pro forma Leverage Ratio not in excess of 3.5 to 1.0, (iii) such Unsecured Funded Debt does not have any scheduled amortization or any required repurchase or redemption (other than a required offer to repurchase or redeem as a result of a change in control or asset sale) prior to 181 days after the Revolving Credit Termination Date and (iv) the Borrowing Base shall be reduced by an amount equal to the product of 0.25 multiplied by the stated principal amount of such Unsecured Funded Debt.

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The Borrower will not, and will not permit any Subsidiary to: (i) call, make or offer to make any optional or voluntary redemption of or otherwise optionally or voluntarily redeem (whether in whole or in part) any Unsecured Funded Debt, except that the Borrower may prepay Unsecured Funded Debt with the net cash proceeds of a new issuance of Unsecured Funded Debt or any sale of equity interests (other than Disqualified Capital Stock) of the Parent or (ii) amend, modify, waive or otherwise change, consent or agree to any amendment, modification, waiver or other change to, any of the terms of any Unsecured Funded Debt if the effect thereof would be to shorten its maturity to a date prior to the date that is 181 days after the Revolving Credit Termination Date or increase the amount of any payment of principal thereof or increase the rate or shorten any period for payment of interest thereon.

Restricted Payments:	The Loan Parties may (i) declare and pay dividends or distributions to other Loan Parties, (ii) make Restricted Payments to officers, directors, employees, or other participants pursuant to incentive compensation plans, (iii) declare and pay dividends or distributions with respect to their equity interests solely in additional shares of its equity interests (other than Disqualified Capital Stock) and (iv) following the Initial Scheduled Redetermination, the Loan Parties may make Restricted Payments so long as (A) no Default, Event of Default or Borrowing Base Deficiency has occurred and is continuing or would result therefrom, (B) the Loan Parties’ pro forma Leverage Ratio is less than 2.75 to 1.0 and (C) immediately after giving effect to such payment the Borrower shall have unused availability under the Borrowing Base equal to or greater than fifteen percent (15%) of the Borrowing Base then in effect.

Minimum Hedging Agreements:	Not later than the 60th day following the Closing Date, Loan Parties shall enter into Swap Agreements with one or more Participating Lenders in respect of commodities the notional volumes for which (when aggregated with other commodity Swap Agreements then in effect other than with respect to puts or floors and basis differential swaps on volumes already hedged pursuant to other Swap Agreements) equal or exceed, as of the date such Swap Agreements are executed, seventy percent (70%) of the reasonably anticipated projected production from proved developed producing reserves evaluated in the Pre-Petition Reserve Report for each month during the period in which such Swap Agreements are in effect for each of crude oil, natural gas and natural gas liquids, calculated separately, for the 18 month period commencing on the date such Swap Agreements are executed; provided, the Borrower may exclude from such calculation the reasonably anticipated projected production from Oil and Gas Properties which are identified in the Credit Documentation at the Closing Date.

The “Existing Credit Agreement” means that certain Second Amended and Restated Credit Agreement dated as of April 26, 2011 (as amended, modified or otherwise supplemented prior to the Closing Date) among EV Energy Partners, L.P., as parent, EV Properties, L.P., as borrower, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents from time to time party thereto.

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Exhibit C to the Restructuring Support Agreement

Form of Transferee Joinder

This joinder (this “Joinder”) to the Restructuring Support Agreement (the “Agreement”), dated as of March 13, 2018, by and among: (i) EV Energy Partners, L.P. (“EVEP”), EV Energy GP, LP EV Management LLC, and certain of EVEP’s wholly owned subsidiaries, (ii) the Consenting Noteholders, (iii) the EnerVest Parties, and (iv) the Consenting RBL Lenders, is executed and delivered by [________________] (the “Joining Party”) as of [________________]. Each capitalized term used herein but not otherwise defined shall have the meaning ascribed to it in the Agreement.

1.          Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, a copy of which is attached to this Joinder as Annex 1 (as the same has been or may be hereafter amended, restated, or otherwise modified from time to time in accordance with the provisions thereof). The Joining Party shall hereafter be deemed to be a Party for all purposes under the Agreement and one or more of the entities comprising the [Consenting Noteholders/Consenting RBL Lenders/EnerVest Parties].

2.          Representations and Warranties. The Joining Party hereby represents and warrants to each other Party to the Agreement that, as of the date hereof, such Joining Party (a) is the legal or beneficial holder of, and has all necessary authority (including authority to bind any other legal or beneficial holder) with respect to, the [Notes Claims/RBL Claims/claims] identified below its name on the signature page hereof, and (b) makes, as of the date hereof, the representations and warranties set forth in Section 18 of the Agreement to each other Party.

3.          Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to any conflicts of law provisions which would require the application of the law of any other jurisdiction.

4.          Notice. All notices and other communications given or made pursuant to the Agreement shall be sent to:

To the Joining Party at:

[JOINING PARTY]
[ADDRESS]
Attn:
Facsimile: [FAX]
EMAIL:

IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

[JOINING PARTY]

Holdings:	$__________________ of [Debt]
Under the [Indenture/Credit Agreement]

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Annex 1 to the Form of Transferee Joinder